UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.      )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material Pursuant to §240.14a-12

EQRx, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒
No fee required.

☐
Fee paid previously with preliminary materials.

☐
Fee computed on table in exhibit required by item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

EQRx, INC.
50 Hampshire Street, Cambridge, MA
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held September 30, 2022
Dear Stockholder,
You are cordially invited to attend the 2022 Annual Meeting of Stockholders (the Annual Meeting) of EQRx, Inc., a Delaware corporation, which will be held online on September 30, 2022 at 8:00 a.m. Eastern Time. Due to the ongoing COVID-19 pandemic and to support the health and well-being of our employees and stockholders, the Annual Meeting will be a completely virtual meeting of the stockholders. You can attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/EQRX2022 where you will be able to listen to the meeting live, submit questions and vote online. You will need the 16-digit control number included on your Notice or proxy card to attend the Annual Meeting virtually.
We are holding the Annual Meeting for the following purposes, as more fully described in the accompanying Proxy Statement:
1.
To elect the to our board of directors (the Board) its three nominees for director named herein to hold office until the 2025 annual meeting of stockholders and until their respective successors are duly elected and qualified or until their earlier resignation, death or removal.

2.
To ratify the selection by the Audit Committee of the Board of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022.

3.
To conduct any other business properly brought before the meeting or any adjournment or postponement thereof.

These items of business are more fully described in the Proxy Statement accompanying this Notice.
YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE NOMINEES AND IN FAVOR OF THE OTHER PROPOSAL OUTLINED IN THE ACCOMPANYING PROXY STATEMENT.
The record date for the Annual Meeting is August 5, 2022. Only stockholders of record at the close of business on that date may vote at the Annual Meeting or any adjournment or postponement thereof.
Under Securities and Exchange Commission rules, we are providing access to the proxy materials for the Annual Meeting via the internet. Accordingly, you can access the proxy materials and vote at http://materials.proxyvote.com/26886C. Instructions for accessing the proxy materials and voting are described below and in the Notice that we will mail to our stockholders on or about August 12, 2022.
Thank you for your cooperation and continued support.
Important Notice Regarding the Availability of Proxy Materials for the 2022 Annual Meeting of Stockholders to be Held on September 30, 2022 at 8:00 a.m., Eastern Time via a live audio webcast at www.virtualshareholdermeeting.com/EQRX2022

The Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2021 are available at http://materials.proxyvote.com/26886C.
By Order of the Board of Directors
/s/ Melanie Nallicheri
Melanie Nallicheri
President, Chief Executive Officer and Director
Cambridge, Massachusetts
August 12, 2022
YOUR VOTE IS IMPORTANT. You are cordially invited to attend the meeting online. Whether or not you plan to attend the Annual Meeting, we urge you to submit your vote via the internet, telephone or mail as soon as possible to ensure your shares are represented. For additional instructions on voting by telephone or the internet, please refer to your Notice of Internet Availability of Proxy Materials or proxy card that may be mailed to you. Returning the proxy does not deprive you of your right to attend the Annual Meeting and to vote your shares at the Annual Meeting.

EQRX, INC.
50 Hampshire Street, Cambridge, MA
PROXY STATEMENT
FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD SEPTEMBER 30, 2022
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING
Why did I receive a Notice regarding the availability of proxy materials on the internet?
Pursuant to rules adopted by the Securities and Exchange Commission (the SEC), we have elected to provide access to our proxy materials over the internet. Accordingly, we have sent you a Notice of Internet Availability of Proxy Materials (the Notice) because the board of directors (the Board) of EQRx, Inc. (sometimes referred to as we, us, our, the Company or EQRx) is soliciting your proxy to vote at the 2022 Annual Meeting of Stockholders (the Annual Meeting), including at any adjournments or postponements of the meeting. The Annual Meeting will be held virtually on September 30, 2022 at 8:00 a.m., Eastern Time. You can attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/EQRX2022, where you will be able to listen to the meeting live, submit questions and vote online. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice.
We intend to mail the Notice on August 12, 2022, to all stockholders of record entitled to vote at the Annual Meeting.
Will I receive any other proxy materials by mail?
We may send you a proxy card, along with a second Notice, on or after August 29, 2022.
Why are we holding a virtual Annual Meeting?
Due to the ongoing COVID-19 pandemic and to support the health and well-being of our employees and stockholders, we have implemented a virtual format for our Annual Meeting this year, which will be conducted via live audio webcast and online stockholder tools. We believe a virtual format helps to facilitate stockholder attendance and participation by enabling stockholders to participate fully, and equally, from any location around the world at no cost (other than any costs associated with your internet access, such as usage charges from internet access providers and telephone companies). A virtual Annual Meeting makes it possible for more stockholders (regardless of size, resources or physical location) to have direct access to information more quickly, while saving us and our stockholders time and money. We also believe that the online tools we have selected will increase stockholder communication. For example, the virtual format allows stockholders to communicate with us in advance of, and during, the Annual Meeting so they can ask questions of the Board or management. During the Annual Meeting, we may answer questions submitted during the Annual Meeting and address those asked in advance, to the extent relevant to the business of the Annual Meeting, as time permits. We do not intend to post questions received during the Annual Meeting on our website.
What do I need to do to attend the Annual Meeting?
You will be able to attend the Annual Meeting online, submit your questions during the meeting and vote your shares electronically at the meeting by visiting www.virtualshareholdermeeting.com/EQRX2022.

To participate in the Annual Meeting, you will need the control number included on your Notice or proxy card. The Annual Meeting webcast will begin promptly at 8:00 a.m. Eastern Time on September 30, 2022. We encourage you to access the meeting prior to the start time. Online check-in will begin at 7:45 a.m. Eastern Time, and you should allow ample time for the check-in procedures.
Who can vote at the Annual Meeting?
Only stockholders of record at the close of business on August 5, 2022, will be entitled to vote at the Annual Meeting. On this record date, there were 488,141,108 shares of common stock outstanding and entitled to vote. A list of our stockholders of record will be open for examination by any stockholder beginning ten days prior to the Annual Meeting at our headquarters located at 50 Hampshire Street, Cambridge, MA 02139. If you would like to view the list, please contact our Corporate Secretary to schedule an appointment by calling (617) 315-2255 or writing to her at the address above. In addition, the list will be available for inspection by stockholders on the virtual meeting website during the Annual Meeting.
Stockholder of Record: Shares Registered in Your Name
If on August 5, 2022, your shares were registered directly in your name with EQRx’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote live online at the meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to fill out and return the proxy card that may be mailed to you or vote by proxy over the telephone or on the internet as instructed below to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank
If on August 5, 2022, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not vote your shares live online at the meeting unless you request and obtain a valid proxy from your broker or other agent.
What am I voting on?
There are two matters scheduled for a vote:
•
Proposal 1: Election of the Board’s three nominees for director named herein to hold office until the 2025 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified or until their earlier resignation, death or removal; and

•
Proposal 2: Ratification of the selection by the Audit Committee of the Board of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022.

What if another matter is properly brought before the meeting?
The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.
How do I vote?
You may either vote “For” all the nominees to the Board or you may “Withhold” your vote for any nominee you specify. For the other matters to be voted on, you may vote “For” or “Against” or abstain from voting.

The procedures for voting are fairly simple:
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may vote live online at the Annual Meeting, vote by proxy over the telephone, vote by proxy through the internet or vote by proxy using a proxy card that you may request or that we may elect to deliver at a later time. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote live online even if you have already voted by proxy.
•
To vote live at the Annual Meeting, attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/EQRX2022, where stockholders may vote and submit questions during the meeting (have your Notice or proxy card in hand when you visit the website).

•
To vote using the proxy card, simply complete, sign and date the proxy card that may be delivered to you and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

•
To vote over the telephone, dial toll-free 1-800-690-6903 and follow the recorded instructions. You will be asked to provide the company number and control number from the Notice. Your telephone vote must be received by 11:59 p.m., Eastern Time, on September 29, 2022, to be counted.

•
To vote through the internet, go to www.proxyvote.com and follow the on-screen instructions to complete an electronic proxy card or scan the QR code on the Notice with your smartphone. You will be asked to provide the company number and control number from the Notice. Your internet vote must be received by 11:59 p.m., Eastern Time, on September 29, 2022, to be counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank
If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a Notice containing voting instructions from that organization rather than from EQRx. Simply follow the voting instructions in the Notice to ensure that your vote is counted. To vote live online at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.
Internet proxy voting may be provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.
How many votes do I have?
On each matter to be voted upon, you have one vote for each share of common stock you owned as of the close of business on August 5, 2022.
What happens if I do not vote?
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record and do not vote by completing your proxy card, by telephone, through the internet or live online at the Annual Meeting, your shares will not be voted.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If you are a beneficial owner and do not instruct your broker, bank, or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the New York Stock Exchange (NYSE) deems the particular proposal to be a “routine” matter. Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the NYSE, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. Accordingly, your broker or nominee may not vote your shares on Proposal 1 without your instructions, but may vote your shares on Proposal 2 even in the absence of your instructions.
If you are a beneficial owner of shares held in street name, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your broker, bank or other agent by the deadline provided in the materials you receive from your broker, bank or other agent.
What if I return a proxy card or otherwise vote but do not make specific choices?
If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the election of the three nominees for director and “For” the ratification of the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022. If any other matter is properly presented at the Annual Meeting or any adjournment or postponement thereof, your proxyholder (one of the individuals named on your proxy card) will vote your shares using her best judgment.
Who is paying for this proxy solicitation?
We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.
What does it mean if I receive more than one Notice?
If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the Notices to ensure that all of your shares are voted.
Can I change my vote after submitting my proxy?
Stockholder of Record: Shares Registered in Your Name
Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:
•
You may submit another properly completed proxy card with a later date.

•
You may grant a subsequent proxy by telephone or through the internet.

•
You may send a timely written notice that you are revoking your proxy to our Corporate Secretary at 50 Hampshire Street, Cambridge, MA, 02139.

•
You may attend and vote online at the Annual Meeting. Simply attending the meeting will not, by itself, revoke your proxy.

Your most current proxy card or telephone or internet proxy is the one that is counted.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

When are stockholder proposals and director nominations due for next year’s Annual Meeting?
To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by April 14, 2023, to EQRx, Inc., Attention: Corporate Secretary, 50 Hampshire Street, Cambridge, MA 02139. If you wish to submit a proposal (including a director nomination) at the meeting that is not to be included in next year’s proxy materials, you must do so between June 2, 2023, and July 2, 2023. You are also advised to review our Bylaws, which contain additional requirements relating to advance notice of stockholder proposals and director nominations.
How are votes counted?
Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count, for the proposal to elect directors, votes “For,” “Withhold” and broker non-votes, and for the proposal to ratify the Audit Committee’s selection of Ernst & Young LLP as our independent registered public accounting firm, votes “For” and “Against,” abstentions and, if applicable, broker non-votes. Abstentions will be counted towards the vote total for Proposal 2 but will not have any effect. Broker non-votes will be counted towards the presence of a quorum but will not be counted towards the vote total for any proposal.
What are “broker non-votes”?
As discussed above, when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed by the NYSE to be “non-routine,” the broker or nominee cannot vote the shares. These unvoted shares are counted as “broker non-votes.”
How many votes are needed to approve each proposal?
For the election of directors, the three nominees receiving the most “For” votes from the holders of shares present or represented by proxy and entitled to vote on the election of directors will be elected. Only votes “For” will affect the outcome.
To be approved, Proposal 2, ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2022, must receive “For” votes from the holders of a majority of votes properly cast on the matter. Abstentions and broker non-votes will have no effect.
What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares entitled to vote are present at the meeting or represented by proxy. On the record date, there were 488,141,108 shares outstanding and entitled to vote. Thus, the holders of 244,070,555 shares must be present or represented by proxy at the meeting to have a quorum.
Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote live online at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares present at the meeting or represented by proxy may adjourn the meeting to another date.
How can I find out the results of the voting at the Annual Meeting?
Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

Who is the Company, CMLS III and Legacy EQRx?
Unless the context otherwise requires, we, us, our, and the Company refer to EQRx, Inc., a Delaware corporation, and its consolidated subsidiaries. All references herein to the Board refer to the board of directors of EQRx, Inc.
On December 17, 2021 (the Closing Date), CM Life Sciences III Inc., a Delaware corporation (CMLS III) consummated the Business Combination pursuant to the terms of the Agreement and Plan of Merger, dated as of August 5, 2021, as amended September 21, 2021 and October 28, 2021 (the Merger Agreement), by and among CMLS III, Clover III Merger Sub, Inc., a Delaware corporation (Clover Merger Sub) and the EQRx International, Inc. (formerly EQRx, Inc., Legacy EQRx) a Delaware corporation.
Pursuant to the Merger Agreement, on the Closing Date, Clover Merger Sub merged with and into Legacy EQRx with Legacy EQRx surviving as a wholly-owned subsidiary of CMLS III, and CMLS III changed its name to EQRx, Inc. (the Closing). We refer to this transaction as the Business Combination.

PROPOSAL NO. 1—ELECTION OF CLASS I DIRECTORS
The business and affairs of our company are organized under the direction of the Board. Alexis Borisy is our Executive Chairman. The primary responsibilities of the board are to provide oversight, strategic guidance, counseling and direction to management. The Board meets on a regular basis and additionally as required. In accordance with the terms of the Bylaws, the Board may establish the authorized number of directors from time to time by resolution. The Board currently consists of eleven members. Each of the directors will continue to serve as a director until the election and qualification of his or her successor or until his or her earlier death, resignation or removal. Vacancies on the Board can be filled by resolution of the Board. The Board is divided into three classes, each serving staggered three-year terms:
•
Class I, which consists of Paul Berns, Jorge Conde and Sandra Horning, whose terms will expire at the Annual Meeting;

•
Class II, which consists of Samuel Merksamer, Clive Meanwell, Krishna Yeshwant and Kathryn Giusti, whose terms will expire at the annual meeting of stockholders to be held in 2023; and

•
Class III, which consists of Alexis Borisy, Eli Casdin, Melanie Nallicheri and Amy Abernethy, whose terms will expire at the annual meeting of stockholders to be held in 2024.

As a result of the staggered board, only one class of directors is elected at each annual meeting of stockholders, with the other classes continuing for the remainder of their respective terms.
The Board has nominated Paul Berns, Jorge Conde and Sandra Horning for election as the Class I directors at the Annual Meeting to serve until the annual meeting of stockholders to be held in 2025 and until their respective successors are duly elected and qualified or until their earlier resignation, death or removal. All of the nominees are currently directors, and have indicated a willingness to continue to serve as directors, if elected. If the nominees become unable or unwilling to serve, however, the proxies may be voted for a substitute nominee selected by the Board.
Nominees for Election as Class I Directors
The following table identifies our nominees for directors and their ages as of August 12, 2022, and the following biographies set forth their principal occupation and business experience during the last five years.
Name	Positions and Offices Held with EQRx	Director Since	Age
Paul Berns	Class I Director	2021	55
Jorge Conde	Class I Director	2021	45
Sandra Horning	Class I Director	2021	73
Paul Berns has been a member of the Board since December 2021, and previously served on the board of directors of Legacy EQRx from January 2020 through December 2021. Mr. Berns has been a consultant in the pharmaceutical industry since July 2016 and has been a managing director of ARCH Venture Partners since August 2018. He is also a co-founder of Neumora Therapeutics, Inc. and has been its chairman of the board of directors and Chief Executive Officer since 2019. From 2014 to June 2016, Mr. Berns served as President and Chief Executive Officer, and served on the board from 2012 to June 2016 of Anacor Pharmaceuticals, Inc., a biopharmaceutical company, which was acquired by Pfizer Inc. in June 2016. Previously, Mr. Berns served as President and Chief Executive Officer of Allos Therapeutics, Inc., a biopharmaceutical company, from 2006 to 2012, and served on its board from 2006 to 2012, when it was acquired by Spectrum Pharmaceuticals, Inc. Mr. Berns was President and Chief Executive Officer, and served on the board of directors of Bone Care International, Inc., a specialty pharmaceutical company, from June 2002 to 2005, when it was acquired by Genzyme Corporation. Prior to that, Mr. Berns was Vice President and General Manager of the Immunology, Oncology and Pain Therapeutics business unit of Abbott Laboratories from 2001 to 2002, and from 2000 to 2001, he served as Vice President, Marketing of BASF Pharmaceuticals/Knoll, when it was acquired by Abbott Laboratories in 2001. Earlier in his career, Mr. Berns held various positions, including senior management roles, at Bristol-Myers Squibb Company (NYSE: BMY) from 1990 to 2000. Mr. Berns has been serving as a member of the board of directors of Unity Biotechnology, Inc. (Nasdaq: UBX) since March 2018, is currently on the board of a number of privately held companies, and previously served on the board of other public companies. Mr. Berns received his B.S. in Economics from the University of Wisconsin.
We believe Mr. Berns’s extensive experience as an outside advisor, venture investor and executive of multiple biopharmaceutical and life sciences companies provide him with the qualifications and skills necessary to serve as a member of the Board.
Jorge Conde has been a member of the Board since December 2021 and served on the board of directors of Legacy EQRx from January 2020 through December 2021. Mr. Conde has been a General Partner at Andreessen Horowitz since June 2017, where he leads investments at the cross section of biology, computer science and engineering. Mr. Conde previously served as Chief Strategy Officer for Syros Pharmaceuticals, Inc. (NYSE: SYRS) from April 2016 to March 2017, and as its Chief Product Officer from 2014 to May 2016. Prior to joining Syros, from 2007 to 2014, Mr. Conde served in various roles at Knome, Inc., a genomics company, including Founding Chief Executive Officer, Chief Financial Officer and Chief Product Officer. Earlier in his career, Mr. Conde worked in marketing and operations at MedImmune, in the life sciences group at Flagship Ventures and managed the business development function at Helicos Biosciences Corporation, a DNA sequencing company, and as a biotechnology investment banker at Morgan Stanley. Mr. Conde is currently on the board of a number of privately held companies. Mr. Conde holds a B.A. in Biology from Johns Hopkins University, an M.S. from the Harvard-MIT Division of Health Sciences and Technology, and an M.B.A. from Harvard Business School.
We believe that Mr. Conde’s depth of knowledge of and experience in the biopharmaceutical industry, both as an investor and executive provide him with the qualifications and skills necessary to serve as a member of the Board.
Sandra J. Horning, M.D., joined the Board in December 2021, and is a co-founder of Legacy EQRx and was a member of the board of directors of Legacy EQRx from August 2020 through December 2021. Dr. Horning previously served as the Chief Medical Officer and Global Head of Product Development of Roche from 2013 until her retirement in October 2019, and prior to that as Global Head of Oncology Clinical Science of Roche from 2009 to 2013. From 1980 until 2009, Dr. Horning was a practicing oncologist, investigator and tenured professor at Stanford University School of Medicine, where she remains a Professor of Medicine Emerita. From 2005 to 2006, Dr. Horning served as the President of the American Society of Clinical Oncology (ASCO). From 2015 to July 2018, Dr. Horning served as a member of the board of directors of Foundation Medicine, Inc. She has been serving as a member of the board of directors of Olema Pharmaceuticals, Inc. (Nasdaq: OLMA) since November 2020, Moderna, Inc. (Nasdaq: MRNA) since March 2020, and Gilead Sciences, Inc. (Nasdaq: GILD) since January 2020. Dr. Horning received her M.D. from the University of Iowa School of Medicine and completed her internal medicine training at the University of Rochester and a fellowship in Oncology at Stanford University.
We believe that Dr. Horning’s significant experience in the field of oncology and her product development leadership experience, her role as a co-founder of Legacy EQRx, and her significant industry and public company board experience provide her with the qualifications and skills necessary to serve as a member of the Board.
Vote Required and Board of Directors’ Recommendation
Directors are elected by a plurality of the votes properly cast at the Annual Meeting. The three nominees receiving the highest number of “For” votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of Paul Berns, Jorge Conde and Sandra Horning, as the Class I directors. If any of the nominees become unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute nominee proposed by the Board.
The proxies will be voted in favor of the above nominees unless a contrary specification is made in the proxy. The nominees have consented to serve as our directors if elected. However, if the nominees are unable to serve or for good cause will not serve as a director, the proxies will be voted for the election of such substitute nominee as the Board may designate.
The Board unanimously recommends a vote “FOR” each of the nominees set forth above.
Directors Continuing in Office
The following table identifies our Class II and Class III directors and their ages as of August 12, 2022, and the following biographies set forth their principal occupation and business experience during the last five years.
Name	Positions and Offices Held with EQRx	Director Since	Class and Year in Which Term Will Expire	Age
Kathryn Giusti	Director	2021	Class II - 2023	63
Clive Meanwell, M.D., Ph.D.	Director	2021	Class II - 2023	65
Samuel Merksamer	Director	2021	Class II - 2023	42
Krishna Yeshwant, M.D.	Director	2021	Class II - 2023	44
Amy Abernethy, M.D., Ph.D.	Director	2021	Class III - 2024	53
Alexis Borisy	Executive Chairman	2021	Class III - 2024	50
Eli Casdin	Director	2021	Class III - 2024	49
Melanie Nallicheri	President, Chief Executive Officer and Director	2021	Class III - 2024	54
Class II Directors (Term Expires at 2023 Annual Meeting)
Kathryn Giusti has been a member of the Board since December 2021 and served on the board of directors of Legacy EQRx from September 2021 through December 2021. Ms. Giusti is the founder and Chief Mission Officer of the Multiple Myeloma Research Foundation (the MMRF), founded in 1998. Ms. Giusti co-chairs the Harvard Business School Kraft Precision Medicine Accelerator, which she helped found in 2016, as a Senior Fellow at Harvard Business School. Ms. Giusti is a business leader and a healthcare disrupter with over three decades of experience. Prior to founding the MMRF, from 1992 to 1997, Ms. Giusti held various positions including the Executive Director of Worldwide Arthritis Franchise at G.D. Searle & Company. From 1985 to 1990, Ms. Giusti served as a Marketing Executive for Gillette. Ms. Giusti served as a Sales & Marketing executive at Merck from 1980 to 1983. Ms. Giusti has served on a variety of boards including President Obama’s Precision Medicine Initiative Working Group and served as an advisor to the Biden Moonshot program. She was named to the President’s Council of Advisors on Science and Technology (PCAST), the National Cancer Advisory Board (NCAB), and the National Cancer Policy Board (NCPB). She served on the board of IMS Health and is on the advisory boards of Verily. Ms. Giusti is a member of the FasterCures Non-Profit Council and the Harvard Business School Health Advisory Board. Ms. Giusti has been named one of Time magazine’s 100 Most Influential People in the World in 2011 and was ranked #19 on Fortune’s list of the World’s 50 Greatest Leaders in 2014. Ms. Giusti received her MBA in general management from Harvard Business School and holds a B.S. and an honorary doctorate from the University of Vermont.
We believe that Ms. Giusti’s extensive experience as a leader in the healthcare industry, her work in precision medicine and medical research, and her role as the co-founder of MMRF provide her with the qualifications and skills necessary to serve as a member of the Board.
Clive Meanwell, M.B., Ch.B, M.D., has been a member of the Board since December 2021 and previously served on the board of directors of Legacy EQRx from October 2020 through December 2021. Dr. Meanwell is also the co-founder of Population Health Investment Co., Inc. (Nasdaq: PHICU), a special purpose acquisition company, and has been its Chief Executive Officer and director since September 2020, and is a co-founder and director of Population Health Partners, a private equity firm investing in technologies to alleviate suffering from prevalent chronic diseases. Dr. Meanwell previously was a founder of The Medicines Company and was a director from 1996 until it was acquired by

Novartis for $9.7 billion in January 2020. From December 2018 until January 2020, Dr. Meanwell served as The Medicines Company’s Chief Innovation Officer and served a number of roles at The Medicines Company while serving as Chief Executive Officer from 1996 until December 2018, including as Executive Chairman from 2001 to 2004 and Chairman of the board from 2001 to 2015. Dr. Meanwell is the Vice Chairman of BB Biotech, a Swiss investment corporation. He has also served as a director of Adagio Therapeutics, Inc. (Nasdaq: ADGI) since May 2022. Dr. Meanwell received an M.B. Ch.B. and a M.D. from the University of Birmingham, United Kingdom.
We believe that Dr. Meanwell’s significant experience in building and leading successful biotechnology companies, developing pharmaceuticals and scientific expertise provide him with the qualifications and skills necessary to serve as a member of the Board.
Samuel Merksamer has been a member of the Board since December 2021. Mr. Merksamer has been a partner at Softbank Investment Advisers and a managing director of SB Management since October 2019. Prior thereto, he served as Partner at Caligan Partners, L.P., an investment firm from January 2017 to September 2019. He was a Managing Director of Icahn Capital LP, a subsidiary of Icahn Enterprises L.P., from 2008 to 2016. From 2003 until 2008, Mr. Merksamer was an analyst at Airlie Opportunity Capital Management. Mr. Merksamer has been serving as a director of Transocean Ltd. (NYSE: RIG) since 2013 and has previous experience on a number of public company boards, including as a director of American International Group, Inc. from 2016 to 2018, Hertz Global Holdings, Inc. from 2014 to 2017, Navistar International Corporation from 2012 to 2017, Cheniere Energy Inc. from 2015 to 2017, Transocean Partners from 2014 to 2016, Hologic Inc. from 2013 to 2016, and Ferrous Resources Limited from 2012 to 2016. Mr. Merksamer received an A.B. in Economics from Cornell University in 2002.
We believe that Mr. Merksamer’s extensive experience as an investor and knowledge of capital markets and public company experience, provide him with the qualifications and skills necessary to serve as a member of the Board.
Krishna Yeshwant, M.D. has been a member of the Board since December 2021 and previously served as a member of the board of directors of Legacy EQRx from January 2020 through December 2021. Dr. Yeshwant has also served as a managing partner at GV since 2019 and has been working with GV since 2008. Dr. Yeshwant was previously employed by Partners Healthcare, a not-for-profit health care system, as an internal medicine adjunct physician at Brigham and Women’s Hospital from 2009 to 2021. Before joining GV, Dr. Yeshwant founded Stanford Students Consulting, an electronic data interchange company that was acquired by The Hewlett-Packard Company in 2000. In 2000, he founded Recourse Technologies, Inc., a network security company that was acquired by Symantec Corporation in 2002. Dr. Yeshwant has served on board of directors of Curie Bio since March 2022, Verve Therapeutics, Inc. (Nasdaq: VERV) since August 2018, and previously served on the board of directors of Foundation Medicine from 2011 to 2018, as well as a number of other public company and private company boards. Dr. Yeshwant received a B.S. in computer science from Stanford University, an M.D. from Harvard Medical School and an M.B.A. from Harvard Business School.
We believe Dr. Yeshwant’s extensive experience as an investor in the biotechnology industry, his experience as a physician, and his deep knowledge of life sciences companies provide him with the qualifications and skills necessary to serve as a member of the Board.
Class III Directors (Term Expires at 2024 Annual Meeting)
Amy Abernethy, M.D., Ph.D. has been a member of the Board since August 2021. Dr. Abernethy has served as President, Clinical Research at Verily Life Sciences, an Alphabet company, since July 2021. Before joining Verily, Dr. Abernethy was Principal Deputy Commissioner of Food and Drugs of the U.S. Food and Drug Administration (FDA) and the agency’s acting Chief Information Officer, a role she held from February 2019 until April 2021. Prior to FDA, Dr. Abernethy served as Chief Medical Officer, Chief Scientific Officer and Senior Vice President of Oncology at Flatiron Health, Inc., a healthcare technology company, from 2014 to January 2019. Before joining Flatiron, she was a Professor of Medicine in the Duke University School of Medicine from 2008 to 2015 and ran the Center for Learning Health Care in the Duke Clinical Research Institute from 2012 to 2015. She was also director of the

Duke Cancer Care Research Program in the Duke Cancer Institute between 2008 and 2015. She also holds the title of Adjunct Professor of Medicine in the Duke University School of Medicine, and previously held a number of progressive faculty and clinical roles at Duke University and Flinders University of South Australia. Dr. Abernethy previously served on the board of directors of athenahealth, Inc., a software platform company offering medical practice automation and claims management services from 2013 to January 2019. Dr. Abernethy received her B.A. in biochemistry from the University of Pennsylvania and her M.D. from the Duke University School of Medicine. She also received a Ph.D. from Flinders University of South Australia.
We believe Dr. Abernethy’s FDA experience and experiences with data, clinical research and the use of technology within the biopharmaceutical industry provide her with the qualifications and skills necessary to serve as a member of the Board.
Alexis Borisy has been Executive Chairman of the Board since December 2021 and is a co-founder of Legacy EQRx and was Chairman of the board of directors and Chief Executive Officer of Legacy EQRx since August 2019 until transitioning to the role of Executive Chairman effective September 1, 2021. Mr. Borisy is a leading biotechnology entrepreneur and investor with more than 25 years of experience. From 2010 to June 2019, Mr. Borisy was a Partner at Third Rock Ventures. Mr. Borisy co-founded Blueprint Medicines Corporation (Nasdaq: BPMC), a biopharmaceutical company, and served as its Interim Chief Executive Officer from 2013 to 2014 and has served as a member of its board of directors since 2011. Mr. Borisy co-founded Foundation Medicine, Inc., where he served as its Interim Chief Executive Officer from 2009 to 2011 and served as a member of its board of directors from 2009 to July 2018, including as Chairman from 2011 to February 2017. Mr. Borisy has served as a member of the board of directors of Opko Health, Inc. (Nasdaq: OPK) since May 2022, Tango Therapeutics, Inc. (Nasdaq: TNGX) since January 2017, and Revolution Medicines, Inc. (Nasdaq: RVMD) since 2014. Mr. Borisy serves as chairman of the board of directors of Relay Therapeutics, Inc. (Nasdaq: RLAY) and has been on its board since 2015 and was also Relay’s founding Chief Executive Officer. Mr. Borisy also serves as chairman of the board of directors of Curie Bio since founding it in March 2022 and of Celsius Therapeutics, where he has served on its board of directors since 2018, in addition to serving on the boards of directors of several privately held biopharmaceutical companies. Mr. Borisy received an A.B. in Chemistry from the University of Chicago and an A.M. in Chemistry and Chemical Biology from Harvard University.
We believe Mr. Borisy’s extensive experience as an executive of and working with and serving on the boards of directors of, multiple biopharmaceutical and life sciences companies, his role as a co-founder of Legacy EQRx, and his experience working in the venture capital industry provide him with the qualifications and skills necessary to serve as a member of the Board.
Eli Casdin has been a member of the Board since January 2021 and served as Chief Executive Officer of CMLS III from January 2021 through December 2021. Mr. Casdin also served on the board of directors of Legacy EQRx from January 2020 through December 2021. Mr. Casdin founded Casdin Capital, an investment firm specializing in life sciences in 2011, and serves as Chief Investment Officer of Casdin Capital. Prior to founding Casdin Capital, Mr. Casdin was a Vice President and Analyst at Alliance Bernstein and a member of its “thematic” based investment group from 2007 until 2011. Mr. Casdin previously held positions at Bear Stearns, an investment bank and Cooper Hill Partners, a biotechnology-focused investment firm. Mr. Casdin also currently serves on the board of directors of Standard Biotools Inc. (Nasdaq: LAB) since June 2022,SomaLogic, Inc. (Nasdaq: SLGC) since December 2020, Sema4 Holdings Corp. (Nasdaq: SMFR) since July 2020, Century Therapeutics, Inc. (Nasdaq: IPSC) since February 2021, Tenaya Therapeutics, Inc. (Nasdaq: TNYA) since August 2019, and Absci Corporation (Nasdaq: ABSI) since October 2020. Mr. Casdin also currently serves on the board of directors of a number of privately held life sciences companies, and on the Columbia University School of General Studies board of directors, and he has previously served on the board of directors of a number of public companies. Mr. Casdin earned his B.S. from Columbia University and an M.B.A. from Columbia Business School.
We believe that Mr. Casdin’s extensive experience as both an investor and executive in the biopharmaceutical industry, as well as his extensive service on the boards of directors of numerous life sciences and biotechnology companies, provides him with the qualifications and skills necessary to serve as a member of the Board.
Melanie Nallicheri has been our President, Chief Executive Officer and member of the Board since December 2021 and is a co-founder of Legacy EQRx and was the President and Chief Operating Officer of Legacy EQRx since August 2019 and effective September 1, 2021, assumed the role of President and Chief Executive Officer and joined Legacy EQRx’s board of directors. Ms. Nallicheri is a healthcare and life sciences executive with nearly three decades of experience. Prior to joining Legacy EQRx, from September 2016 to April 2019, Ms. Nallicheri served as Chief Business Officer and Head of Biopharma for Foundation Medicine. Prior to that, from 2013 to June 2016, Ms. Nallicheri served in a variety of roles at McKesson Corporation, including as Senior Vice President, Corporate Strategy and Business Development at McKesson Distribution Solutions and McKesson Data & Analytics; and prior thereto, from 2011 to 2013 as Senior Vice President, Corporate Development at Geron Corporation. Ms. Nallicheri holds an M.S. in business and economics from WHU Otto Beisheim School of Corporate Management in Koblenz, Germany and an M.B.A. with honors from Columbia Business School.
We believe Ms. Nallicheri’s extensive experience as a healthcare and life sciences industry executive, her role as a co-founder of Legacy EQRx and her work and leadership at EQRx provide her with the qualifications and skills necessary to serve as a member of the Board.
Family Relationships
There are no family relationships between or among any of our directors or executive officers.
INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
Director Independence
Based on information provided by each director concerning her or his background, employment and affiliations, the Board has determined that none of the directors, other than Mr. Borisy and Ms. Nallicheri, has any relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of the directors is “independent” as that term is defined under the Nasdaq listing standards. In making these determinations, the Board considered the current and prior relationships that each non-employee director has with the combined company, CMLS III and Legacy EQRx and all other facts and circumstances the Board deems relevant in determining their independence, including the beneficial ownership of securities of the company by each non- employee director and the transactions described in the section entitled “Certain Relationships and Related Person Transactions.”
Role of the Board in Risk Oversight/Risk Committee
One of the key functions of the Board is to maintain oversight of the risk management process. The Board administers this oversight function directly through the Board as a whole, as well as through various standing committees of the Board that address risks inherent in their respective areas of oversight. In particular, the Board is responsible for monitoring and assessing strategic risk exposure, and the Audit Committee has the responsibility to consider and discuss major financial risk exposures and the steps management will take to monitor and control such exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and other applicable regulatory requirements. The Compensation and Talent Development Committee assesses and monitors whether our compensation plans, policies and programs comply with applicable legal and regulatory requirements. The Research and Development Committee provides oversight of research and development activities and function.
Board Committees
The Board has the authority to appoint committees to perform certain management and administration functions. In connection with the closing of the Business Combination, we reconstituted the membership of the Audit Committee, and formed a Compensation and Talent Development Committee, a Nominating and Corporate Governance Committee and a Research and Development Committee and may form other standing committees from time to time. The composition and responsibilities of each of our Audit Committee, Compensation and Talent Development Committee, and Nominating and Corporate Governance Committee are described below. Members serve on these committees until their resignation or until otherwise determined by the Board. The charters for all of these committees are available on EQRx’s website at www.eqrx.com.
Audit Committee
The Audit Committee consists of Paul Berns, Eli Casdin, and Samuel Merksamer. The Board has determined that each member is independent under the listing standards and Rule 10A-3(b)(1) of the Exchange Act. The Chairperson of the Audit Committee is Eli Casdin. The Board has determined that Eli Casdin is an “audit committee financial expert” within the meaning of SEC regulations. The Board has determined that each member of the Audit Committee has the requisite financial expertise required under the applicable requirements of the Nasdaq Global Market. In arriving at this determination, the Board has examined each Audit Committee member’s scope of experience and the nature of their employment.
The primary purpose of the Audit Committee is to discharge the responsibilities of the Board with respect to our accounting, financial, and other reporting and internal control practices and to oversee our independent registered accounting firm. Specific responsibilities of the Audit Committee include:
•
helping the Board oversee corporate accounting and financial reporting processes;

•
managing the selection, engagement and qualifications of a qualified firm to serve as the independent registered public accounting firm to audit the company’s financial statements;

•
helping to ensure the independence and performance of the independent registered public accounting firm;

•
discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent accountants, the company’s interim and year-end operating results;

•
developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;

•
reviewing policies on financial risk assessment and financial risk management;

•
reviewing related party transactions;

•
obtaining and reviewing a report by the independent registered public accounting firm at least annually, that describes its internal quality-control procedures, any material issues with such procedures, and any steps taken to deal with such issues when required by applicable law; and

•
approving (or, as permitted, pre-approving) all audit and all permissible non-audit service to be performed by the independent registered public accounting firm.

REPORT OF THE AUDIT COMMITTEE
The information contained under the heading “Report of the Audit Committee” in this Proxy Statement shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any of our filings with the SEC, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, or subject to the liabilities of Section 18 of the Exchange Act.
The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2021 with our management.
The Audit Committee has discussed with Ernst & Young LLP, the independent registered public accounting firm that audited our financial statements for the fiscal year ended December 31, 2021, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (PCAOB) and the SEC.
The Audit Committee has received the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the PCAOB regarding Ernst & Young LLP’s communications with the Audit Committee concerning independence, and has discussed with Ernst & Young LLP its independence from EQRx.
Based on the review of the audited financial statements and the discussions noted above, the Audit Committee recommended to our Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 for filing with the SEC.
THE AUDIT COMMITTEE OF THE
BOARD OF DIRECTORS OF EQRX, INC.
Eli Casdin, Chairperson
Paul Berns
Samuel Merksamer
August 12, 2022
Compensation and Talent Development Committee
The Compensation and Talent Development Committee consists of Jorge Conde, Sandra Horning and Krishna Yeshwant. The Board has determined that each member is a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act. The Chairperson of the Compensation and Talent Development Committee is Krishna Yeshwant. The primary purpose of the Compensation and Talent Development Committee is to discharge the responsibilities of the Board to oversee our compensation policies, plans and programs and to review and determine the compensation to be paid to our executive officers, directors and other senior management, as appropriate.
Specific responsibilities of the Compensation and Talent Development Committee include:
•
reviewing and approving, or recommending that the Board approve, the compensation of executive officers and senior management;

•
reviewing and recommending to the board, the compensation of the Board;

•
administering the stock and equity incentive plans;

•
selecting independent compensation consultants and assessing whether there are any conflicts of interest with any of the committee’s compensation advisors;

•
reviewing, approving, amending and terminating, or recommending that the Board approve, amend or terminate, incentive compensation and equity plans, severance agreements, change-of-control protections and any other compensatory arrangements for executive officers and other senior management, as appropriate;

•
reviewing and establishing general policies relating to employee compensation and benefits;

•
reviewing overall compensation philosophy;

•
ensuring that we are a leader in diversity, equality and inclusion and identifying ways to incorporate diversity, equality and inclusion in its recruitment and talent development programs and efforts upholding a culture of equality and equity;

•
evaluating programs and practices that provide for talent and leadership development and advancement of high potential talent, and supporting a culture of high performance and continuous learning; and

•
reviewing management succession plans.

Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee consists of Paul Berns, Eli Casdin, Kathryn Giusti and Clive Meanwell. The Board has determined that each member is independent under the listing standards. The Chairperson of the Nominating and Corporate Governance Committee is Paul Berns.
Specific responsibilities of the Nominating and Corporate Governance Committee include:
•
identifying, evaluating and selecting, or recommending that the Board approve, nominees for election to the Board;

•
evaluating the performance of the Board and of individual directors;

•
evaluating the adequacy of corporate governance practices and reporting; and

•
developing and making recommendations to the Board regarding corporate governance guidelines and matters.

Director Nomination Process
Our Nominating and Corporate Governance Committee is responsible for identifying individuals qualified to serve as directors, consistent with criteria approved by the Board, and recommending such persons to be nominated for election as directors, except where we are legally required by contract, law or otherwise to provide third parties with the right to nominate.
The process followed by our Nominating and Corporate Governance Committee to identify and evaluate director candidates includes soliciting recommendations from any or all of the following sources: non-management directors, the Chief Executive Officer, other executive officers, third-party search firms or any other source it deems appropriate, meetings from time to time to evaluate biographical information and background material relating to potential candidates, and interviews of selected candidates by management, recruiters, members of the committee and the Board. The qualifications, qualities and skills that our Nominating and Corporate Governance Committee believes must be met by a committee-recommended nominee for a position on the Board are as follows:
•
Nominees should demonstrate high standards of personal and professional ethics and integrity.

•
Nominees should have proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment.

•
Nominees should have skills that are complementary to those of the existing Board.

•
Nominees should have the ability to assist and support management and make significant contributions to our success.

•
Nominees should have an understanding of the fiduciary responsibilities that are required of a member of the Board and the commitment of time and energy necessary to diligently carry out those responsibilities.

The Nominating and Corporate Governance Committee may also consider factors such as judgment, diversity, independence, skills, education, expertise, business acumen, business experience, length of service, understanding of our business and industry, conflicts of interest, and other commitments. The Nominating and Corporate Governance Committee evaluates these factors, among others, and does not assign any particular weight or priority to any of these factors.
Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates. As provided in our bylaws, any such proposals should be submitted in writing to our corporate secretary at our principal executive offices no later than the close of business on the 90th day nor earlier than the 120th day prior to the one year anniversary of the previous year’s annual meeting and should include appropriate biographical and background material to allow the Nominating and Corporate Governance Committee to properly evaluate the potential director candidate and a representation that the stockholder proposing the candidate is a record holder of our securities or, if the stockholder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) of the Securities Exchange Act of 1934. Stockholder proposals should be addressed to EQRx, Inc., 50 Hampshire Street Cambridge, MA 02139, Attention: Corporate Secretary. Assuming that biographical and background material has been provided on a timely basis in accordance with our bylaws, any recommendations received from stockholders will be evaluated in the same manner as potential nominees proposed by the Nominating and Corporate Governance Committee. If the Board determines to nominate a stockholder-recommended candidate and recommends his or her election, then his or her name will be included on our proxy card for the next annual meeting of stockholders.
Board Diversity Matrix
We believe that it is important that the Board be composed of individuals reflecting the diversity of our employees, stockholders and the communities we serve. Our Nominating and Corporate Governance Committee has taken this priority to heart. We provide the below enhanced disclosure regarding the diversity of the Board, utilizing the template in accordance with the board diversity listing standards of Nasdaq.

Board Diversity Matrix (As of August 12, 2022)
Total Number of Directors	11
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	4	7
Part II: Demographic Background
African American or Black
Alaskan Native or Native American
Asian		1
Hispanic or Latinx		1
Native Hawaiian or Pacific Islander
White	4	4
Two or More Races or Ethnicities		1
LGBTQ+
Did Not Disclose Demographic Background
Board and Committee Meetings Attendance
The full Board and our newly constituted standing committees did not meet in 2021 following consummation of the Business Combination among CMLS III and Legacy EQRx. The Board and our Audit Committee each took action by unanimous written consent following consummation of the Business Combination.
Directors are responsible for attending the annual meeting of stockholders to the extent practicable. We held a special meeting of stockholders in lieu of an annual meeting in 2021 to approve the proposed Business Combination, among other items.
Code of Business Conduct and Ethics
The Board has adopted an amended and restated Code of Business Conduct and Ethics that applies to all of our employees, officers and directors, including those officers responsible for financial reporting. The Code of Business Conduct and Ethics is available on the “Documents & Charters” section of the “Corporate Governance” section under “Investors” on our website, which is located at www.eqrx.com. We intend to disclose any amendments to the Code of Business Conduct and Ethics, or any waivers of its requirements, on our website to the extent required by the applicable rules and exchange requirements.
Compensation Committee Interlocks and Insider Participation
No member of the Compensation and Talent Development Committee has ever been an officer or employee of the Company, CMLS III or Legacy EQRx. None of our executive officers serves, or has served during the last year, as a member of the board of directors, compensation committee, or other board committee performing equivalent functions of any other entity that has one or more executive officers serving as one of our directors or on either company’s compensation committee.
Board Leadership Structure
The Board has an executive chairman, Alexis Borisy, who has authority, among other things, to call and, if another representative is not so appointed, to preside over Board meetings, to set meeting agendas and to determine materials to be distributed to the Board. Accordingly, the Board chair has substantial ability to shape the work of the Board. We believe that separation of the positions of Board chair and Chief Executive Officer reinforces the independence of the Board in its oversight of our business and affairs.

Policy on Trading, Pledging and Hedging of Company Stock
Certain transactions in our securities (such as purchases and sales of publicly traded put and call options, and short sales) create a heightened compliance risk or could create the appearance of misalignment between management and stockholders. In addition, securities held in a margin account or pledged as collateral may be sold without consent if the owner fails to meet a margin call or defaults on the loan, thus creating the risk that a sale may occur at a time when an officer or director is aware of material, non-public information or otherwise is not permitted to trade in our securities. Our insider trading policy expressly prohibits short sales, and purchases or sales of derivative securities or hedging transactions by our executive officers, directors, employees and certain designated consultants and contractors, including their affiliates. Our insider trading policy expressly prohibits, purchases or sales of puts, calls, or other derivative securities of the company or any derivative securities that provide the economic equivalent of ownership of our securities, or an opportunity, direct or indirect, to profit from any change in the value of our securities or engage in any other hedging transaction with respect to our securities, at any time.
Communication with the Directors of EQRx, Inc.
Any interested party with concerns about the Company may report such concerns to the Board or the Chairman of the Board and Nominating and Corporate Governance Committee, by submitting a written communication to the attention of such director at the following address:
c/o EQRx, Inc.
50 Hampshire Street
Cambridge, MA 02139
United States
You may submit your concern anonymously or confidentially by postal mail. You may also indicate whether you are a stockholder, customer, supplier, or other interested party.
A copy of any such written communication may also be forwarded to EQRx’s legal counsel and a copy of such communication may be retained for a reasonable period of time. The director may discuss the matter with EQRx’s legal counsel, with independent advisors, with non-management directors, or with EQRx’s management, or may take other action or no action as the director determines in good faith, using reasonable judgment, and applying his or her own discretion.
Communications may be forwarded to other directors if they relate to important substantive matters and include suggestions or comments that may be important for other directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances, and matters as to which we tend to receive repetitive or duplicative communications.
The Audit Committee oversees the procedures for the receipt, retention, and treatment of complaints received by EQRx regarding accounting, internal accounting controls, or audit matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting, internal accounting controls or auditing matters.
Non-Employee Director Compensation
The Board has adopted a non-employee director compensation policy, which is designed to align compensation with our business objectives and the creation of stockholder value, while enabling us to attract, retain, incentivize and reward directors who contribute to our long-term success. Neither Alexis Borisy, our Executive Chairman, nor Melanie Nallicheri, our Chief Executive Officer, receives compensation as a non-employee director.
Pursuant to our non-employee director compensation program each non-employee director receives the following amounts for their services on the Board:
•
An option to purchase that number of shares of our common stock having a grant date fair value equal to $800,000 upon the director’s initial election or appointment to the Board.

•
An annual option to purchase that number of shares of our common stock having a grant date fair value equal to $400,000 on the date of the annual meeting for such year. Directors who were elected in the 12 months preceding the annual grant are pro-rated on a monthly basis for time in service.

•
An annual director fee of $50,000 payable in cash.

•
If the director serves on a committee of the Board or in the other capacities stated below, an additional annual fee payable in cash paid quarterly in arrears, pro-rated based on the number of actual days served by the director during such calendar quarter as follows:

•
Audit Committee Chairperson, $20,000; Audit Committee member, $10,000 Compensation and Talent Development Committee Chairperson, $15,000; Compensation and Talent Development Committee member, $7,500; Nominating and Corporate Governance Committee Chairperson, $10,000; Nominating and Corporate Governance Committee member, $5,000; Research and Development Committee Chairperson, $15,000; Research and Development Committee member, $7,500.

Options granted to our non-employee directors under the program will have an exercise price equal to the fair market value of our common stock on the date of grant and will expire not later than ten years after the date of grant. One-third of the options granted upon a director’s initial election or appointment will vest on the one-year anniversary of the director’s initial election or appointment to the Board, and the remaining two-thirds will vest in eight substantially equal quarterly installments thereafter, with annual grants vesting on the one-year anniversary of the date of grant. In addition, all unvested options will vest in full upon the occurrence of a change in control.
The following table sets forth compensation paid by us to each non-employee director who was serving as member of the Board as of December 31, 2021. We did not grant our non-employee directors any stock awards in 2021, nor did such directors earn any non-equity incentive plan compensation or nonqualified deferred compensation in 2021, and accordingly, we have omitted those columns from the table.
2021 Director Compensation Table
Name	Fees Earned or Paid-in Cash ($)	Option Awards(1)(4) ($)	All Other Compensation(2) ($)	Total ($)
Amy Abernethy	2,344	—	—	2,344
Paul Berns	2,853	—	—	2,853
Eli Casdin	3,057	—	—	3,057
Jorge Conde(3)	—	—	—	—
Kathy Giusti	11,698	799,806	—	811,504
Sandra Horning	50,917	—	100,000	150,917
Clive Meanwell	50,510	—	—	50,510
Samuel Merksamer	2,446	—	—	2,446
Krishna Yeshwant	2,955	—	—	2,955

(1)
Represents the aggregate grant date fair value of options granted to the non-employee director calculated in accordance with Accounting Standards Codification Topic 718 (ASC 718). See note 10 to our audited consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2021 for a discussion of the assumptions used in ASC 718.

(2)
Represents fees earned for consulting services.

(3)
Mr. Conde has waived his rights to receive compensation as a director.

(4)
The table below shows the aggregate numbers of option awards (exercisable and unexercisable) held as of December 31, 2021, by each non-employee director who was serving as of December 31, 2021.

Name	Options Outstanding at 2021 Fiscal Year End
Kathy Giusti	159,286
Sandra Horning	313,500
Clive Meanwell	313,500

PROPOSAL NO. 2—RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS EQRX’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022
Our stockholders are being asked to ratify the appointment by the Audit Committee of the Board of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022. Withum Smith+Brown, P.C. (Withum) served as the independent registered public accounting firm for CMLS III prior to the Business Combination. Withum was informed that it would be replaced by Ernst & Young LLP as our independent registered public accounting firm following the Business Combination. Ernst & Young LLP served as the auditor of Legacy EQRx since 2020.
The Audit Committee is solely responsible for selecting our independent registered public accounting firm for the fiscal year ending December 31, 2022. Stockholder approval is not required to appoint Ernst & Young LLP as our independent registered public accounting firm. However, the Board believes that submitting the appointment of Ernst & Young LLP to the stockholders for ratification is good corporate governance. If the stockholders do not ratify this appointment, the Audit Committee will reconsider whether to retain Ernst & Young LLP. If the selection of Ernst & Young LLP is ratified, the Audit Committee, at its discretion, may direct the appointment of a different independent registered public accounting firm at any time it decides that such a change would be in the best interest of EQRx and its stockholders.
A representative of Ernst & Young LLP is expected to be present via teleconference at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and to respond to appropriate questions from our stockholders.
The following is a summary and description of fees incurred by Ernst & Young LLP for the fiscal years ended December 31, 2021 and 2020.
Fee Category	Year ended December 31, 2021	Year ended December 31, 2020
Audit fees(1)	$1,675,000	$250,258
Tax fees(2)	288,064	9,670
All other Fees	—	—
Total	$1,963,064	$259,928

(1)
“Audit Fees” consist of fees for the audit of our annual consolidated financial statements and the review of the interim consolidated financial statements. The audit fees incurred also include fees relating to services performed in connection with the Business Combination, in each case including comfort letters, consents and review of documents filed with the SEC and other offering documents.

(2)
“Tax Fees” consist of fees billed for professional services, including permissible tax compliance, tax planning and tax advice.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services
Under its charter, the Audit Committee must pre-approve all engagements of the independent registered public accounting firm for the performance of all audit and non-audit services that are not prohibited and the fees for such services.
The Audit Committee has determined that the rendering of other professional services for tax compliance and tax advice by Ernst & Young LLP is compatible with maintaining its independence. The Audit Committee has established a policy governing our use of Ernst & Young LLP for non-audit services. Under the policy, management may use Ernst & Young LLP for non-audit services that are permitted under SEC rules and regulations, provided that management obtains the Audit Committee’s approval before such services are rendered. The services provided by Ernst & Young LLP in 2021 were pre-approved in accordance with this policy.

Vote Required and Board of Directors’ Recommendation
The approval of Proposal No. 2 requires a majority of the votes properly cast be voted FOR this proposal. Abstentions will be counted towards the tabulation of votes cast on this proposal but will not have any effect. If your shares are held in “street name” by a broker, bank or other nominee, your broker, bank or other nominee has authority to vote your unvoted shares held by the firm on this proposal. If your broker, bank or other nominee does not exercise this authority, such broker non-votes will have no effect on the results of this vote.
The Board recommends voting “FOR” Proposal No. 2 to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

PRINCIPAL STOCKHOLDERS
The following table is based on 488,141,108 shares of common stock issued and outstanding as of August 5, 2022, the record date for the Annual Meeting, and sets forth certain information known to us regarding the beneficial ownership of our common stock as of August 5, 2022 for:
•
each person known by us to be the beneficial owner of more than 5% of our common stock;

•
each of our named executive officers and directors (including our three nominees for Class I director); and

•
all of our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security. Under those rules, beneficial ownership includes securities that the individual or entity has the right to acquire, such as through the exercise of warrants or stock options within 60 days of August 5, 2022. Shares subject to warrants or options that are currently exercisable or exercisable within 60 days of August 5, 2022 are considered outstanding and beneficially owned by the person holding such warrants or options for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Information with respect to beneficial ownership by 5% stockholders has been based on information filed with the SEC pursuant to Section 13(d) or Section 13(g) of the Exchange Act, as well as our records.
Except as noted by footnote, and subject to community property laws where applicable, based on the information provided to us, the persons named in the table below have sole voting and investment power with respect to all shares show as beneficially owned by them. Except as noted by footnote, the business address of each of the stockholders included below is c/o EQRx, Inc. 50 Hampshire Street, Cambridge, Massachusetts 02139.
Name of Beneficial Owner	Number of shares	% of common stock
Directors and named executive officers
Melanie Nallicheri(1)	10,487,335	2.1%
Jami Rubin(2)	2,291,175	*
Eric Hedrick(3)	773,761	*
Alexis Borisy(4)	19,404,399	4.0%
Amy Abernethy	200,000	*
Paul Berns	627,000	*
Eli Casdin(5)(6)	56,297,042	11.3%
Jorge Conde	—	—
Kathryn Giusti(7)	53,094	*
Sandra Horning(8)	627,002	*
Clive Meanwell(9)	137,158	*
Samuel Merksamer	—	—
Krishna Yeshwant(10)	—	—
All executive officers and directors as a group (14 individuals)	91,138,510	18.3%
5% beneficial owners
Entities affiliated with Casdin Partners(5)	39,527,669	8.1%
Entities affiliated with ARCH Venture Partners(11)	36,335,375	7.4%
Entities affiliated with Softbank(12)	43,976,600	9.0%
Entities affiliated with GV 2019, L.P.(13)	47,252,687	9.7%
Entities affiliated with Andreessen Horowitz(14)	53,064,157	10.9%

*
Indicates beneficial ownership of less than 1%.

(1)
Includes 956,941 shares of common stock issuable upon exercise of vested stock options.

(2)
Includes 96,675 shares of common stock issuable upon exercise of vested stock options.

(3)
Includes 146,761 shares of common stock issuable upon exercise of vested stock options.

(4)
Includes 594,339 shares of common stock issuable upon exercise of vested stock options.

(5)
Includes an aggregate 39,527,669 shares common stock (i) 30,214,933 of which will be held of record by Casdin Partners Master Fund, L.P. (CPMF), (ii) 3,824,572 of which will be held of record by Casdin Venture Opportunities Fund, L.P. (CVOF) and (iii) 5,488,164 of which will be held of record by Casdin Private Growth Equity Fund GP, LLC. (CPGEF and together with CPMF and CVOF, the Casdin Funds). The shares held by the Casdin Funds may be deemed to be indirectly beneficially owned by (i) Casdin Capital, LLC, the investment adviser to the Casdin Funds, (ii) Casdin Partners GP, LLC, the general partner of the Casdin Funds and (iii) Eli Casdin, the managing member of Casdin Capital, LLC and Casdin Partners GP, LLC. The shares held by Casdin Partners GP, LLC may be deemed to be indirectly beneficially owned by (i) Eli Casdin, the managing member of Casdin Partners GP, LLC. The address for the Casdin entities noted herein is 1350 Avenue of the Americas, Suite 2600, New York, New York 10019.

(6)
CMLS Holdings III LLC is the record holder of 8,659,372 shares of Common Stock and 8,110,001 warrants to purchase shares of Common Stock reported herein. The Board of Managers of CMLS Holdings III LLC is comprised of Eli Casdin and Keith Meister who share voting and investment discretion with respect to the common stock held of record by CMLS Holdings III LLC. Each of Messrs. Casdin and Meister disclaims beneficial ownership of these shares except to the extent of his respective pecuniary interest therein. The address for CMLS Holdings III LLC is c/o Corvex Management LP, 667 Madison Avenue, New York, New York 10065.

(7)
Includes 53,094 shares of common stock issuable upon exercise of vested stock options.

(8)
Includes 156,752 shares of common stock issuable upon exercise of vested stock options.

(9)
Includes 137,158 shares of common stock issuable upon exercise of vested stock options.

(10)
Dr. Yeshwant is a managing partner of GV. Dr. Yeshwant does not have voting or dispositive power over any of the shares directly held by GV 2019, L.P. referenced in footnote (13) below.

(11)
Includes (i) 18,167,688 shares of common stock held of record by ARCH Venture Fund X, L.P. (ARCH X) and (ii) 18,167,687 shares of common stock held of record by ARCH Venture Fund X Overage, L.P. (ARCH X Overage). ARCH Venture Partners X, L.P. (AVP X LP) is the sole general partner of ARCH X. ARCH Venture Partners X Overage, L.P. (AVP X Overage LP) is the sole general partner of ARCH X Overage. ARCH Venture Partners X, LLC (AVP X LLC), is the sole general partner of each of AVP X LP and AVP X Overage LP. As members of the investment committee of AVP X LLC, each of Keith Crandell, Kristina Burow, Steven Gillis and Robert Nelsen (the Committee Members) may also be deemed to share the power to direct the disposition and vote of the ARCH X and ARCH X Overage shares. AVP X LP and AVP X Overage LP may be deemed to beneficially own the shares held by ARCH X and ARCH X Overage, respectively, AVP X LLC may be deemed to beneficially own the shares held by ARCH X and ARCH X Overage, and each of the Committee Members may be deemed to share the power to direct the disposition and vote of the shares held by ARCH X and ARCH X Overage. AVP X LP, AVP X Overage LP, AVP X LLC, and the Committee Members each disclaim beneficial ownership, except, in each case, to the extent of any pecuniary interest therein. The principal business address of ARCH X, ARCH X Overage, AVP X LP, AVP X Overage LP, AVP X LLC and the Committee Members is 8755 Higgins Road, Suite 1025, Chicago, IL 60631.

(12)
Reflects (i) 43,176,600 shares of common stock and (ii) 800,000 shares of common stock underlying warrants, in each case held directly by SB Northstar LP (the SB Fund). The shares held by the SB Fund may be deemed to be indirectly beneficially owned by SB Management Limited (SB Management) and SoftBank Group Corp. (SoftBank). SB Management, a private company limited by shares organized under the laws of the Abu Dhabi Global Market corporation, serves as the investment manager to the SB Fund and as such may be deemed to have voting and investment power over the securities held by the SB Fund. SoftBank, a Japanese kabushiki kaisha, owns SB Management and it may be deemed to have voting and investment power over the securities held by the SB Fund. The address for the SB Management is 9th Floor, Al Sila Tower, Adgm Square, Al Maryah Island, Abu Dhabi, C0 NA. The address for SoftBank is 1-7-1, Kaigan, Minato-ku, Tokyo 105-7537 Japan.

(13)
Reflects shares of common stock held of record by GV 2019, L.P. GV 2019 GP, L.P. (the general partner of GV 2019, L.P.), GV 2019 GP, L.L.C. (the general partner of GV 2019 GP, L.P.), Alphabet Holdings LLC (the managing member of GV 2019 GP, L.L.C.), XXVI Holdings Inc. (the managing member of Alphabet Holdings LLC) and Alphabet Inc. (the controlling stockholder of XXVI Holdings Inc.) may each be deemed to have sole power to vote or dispose of the shares held directly by GV 2019, L.P. The principal business address of GV 2019, L.P., GV 2019 GP, L.P., GV 2019 GP, L.L.C., Alphabet Holdings LLC, XXVI Holdings Inc. and Alphabet Inc. is 1600 Amphitheatre Parkway, Mountain View, CA 94043.

(14)
Includes (i) 17,438,465 shares of common stock held of record by AH Bio Fund II, L.P. (AH Bio II), for itself and as nominee for AH Bio Fund II-B, L.P. (AH Bio Fund II), (ii) 19,192,015 shares of common stock held of record by AH Bio Fund III, L.P. (AH Bio III), for itself and as nominee for AH Bio Fund III-B, L.P. (AH Bio III-B) and AH Bio Fund III-Q, L.P. (AH Bio III-Q), (iii) 11,433,677 shares of common stock held of record by Andreessen Horowitz LSV Fund I, L.P. (AH LSV I), for itself and as nominee for Andreessen Horowitz LSV Fund I-B, L.P. (AH LSV I-B) and Andreessen Horowitz LSV Fund I-Q, L.P. (AH LSV I-Q) and (iv) 5,000,000 shares of common stock held of record by Andreessen Horowitz LSV Fund II, L.P. (AH LSV II), for itself and as nominee for and as nominee for Andreessen Horowitz LSV Fund II-B, L.P. (AH LSV II-B), and Andreessen Horowitz LSV Fund II-Q, L.P. (AH LSV II-Q). AH Equity Partners Bio II, L.L.C. (AH Equity Bio II), the general partner of the AH Bio II, may be deemed to have sole voting and dispositive power over the shares held by the AH Bio II for itself and as nominee for AH Bio Fund II. AH Equity Partners Bio III, L.L.C. (AH Equity Bio III), the general partner of the AH Bio III, may be deemed to have sole voting and dispositive power over the shares held by the AH Bio III for itself and as nominee for AH Bio III-B and AH Bio III-Q. AH Equity Partners LSV II, L.L.C. (AH Equity LSV I), the general partner of the AH LSV I may be deemed to have sole voting and dispositive power over the shares held by the AH LSV I for itself and as nominee for AH LSV I-B and AH LSV I-Q. AH Equity Partners LSV II, L.L.C. (AH Equity LSV II), the general partner of the AH LSV II may be deemed to have sole voting and dispositive power over the shares held by the AH LSV II for itself and as nominee for AH LSV II-B and AH LSV II-Q. The managing members of each of the AH Equity Bio II, AH Equity Bio III, AH Equity LSV I and AH Equity LSV II are Marc Andreessen and Ben Horowitz, and each of them may be deemed to hold shared voting and dispositive power over the shares held by the AH Bio II, the AH Bio III, AH LSV I and AH LSV II, each for itself and as nominee. Shares held by each of these entities include shares that may be subsequently sold by each of Marc Andreessen, Ben Horowitz and Jorge Conde, a member of the Board, following in-kind distributions of shares by these entities. The address for the persons and entities set forth herein is 2865 Sand Hill Road, Suite 101, Menlo Park, CA 94025.

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who beneficially own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater than ten percent beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.
To our knowledge, based solely on our review of Forms 3, 4 and 5, and any amendments thereto, furnished to us or written representations that no Form 5 was required, we believe that during the fiscal year ended December 31, 2021, all filing requirements applicable to our executive officers and directors under the Exchange Act were met in a timely manner except for one amended Form 4 for Eli Casdin, which amended and restated a timely-filed Form 4 to clarify the form of ownership reported in Table I and report Earn-out Shares in Table II.
Securities Authorized for Issuance Under Equity Compensation Plans
The following table sets forth information as of December 31, 2021, regarding shares of common stock that may be issued under our equity compensation plans.
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (#)	Weighted- average exercise price of outstanding options, warrants and rights ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Equity compensation plans approved by security holders(1)	21,624,447	3.39	59,353,357
Equity compensation plans not approved by security holders	—	—	—
Total	21,624,447		59,353,357

(1)
Includes the EQRx, Inc. 2019 Stock Option and Grant Plan, the EQRx, Inc. 2021 Stock Option and Incentive Plan, and the EQRx, Inc. 2021 Employee Stock Purchase Plan.

EXECUTIVE OFFICERS OF THE COMPANY
The following table sets forth certain information regarding our executive officers as of August 12, 2022. Biographical information for Melanie Nallicheri, our President, Chief Executive Officer and member of the Board, is set forth under the heading “Directors Continuing in Office—Class III Directors (Term Expires at 2024 Annual Meeting)” above.
Name	Position Held with EQRx	Age
Dina Ciarimboli	General Counsel and Secretary	53
Eric Hedrick, M.D.	Chief Physician Executive	57
Jami Rubin	Chief Financial Officer	59
Dina Ciarimboli has been our General Counsel and Secretary since February 2022, and previously served as a consultant from December 2021 until her current role, and prior thereto as a consultant to Legacy EQRx from April 2021 through the Closing. Prior to consulting for Legacy EQRx, Ms. Ciarimboli was the Chief Legal Officer at Thrive Earlier Detection Corp from September 2018 to April 2021. From January 2012 to July 2020, she was General Counsel at Third Rock Ventures and prior to that, from 2003 to 2012, General Counsel at Prism VentureWorks. Ms. Ciarimboli served as a member of the board of directors of SheGives from May 2013 to December 2020. She holds a B.A. from Boston College and earned her J.D. from Boston College Law School.
Eric Hedrick, M.D. has been our Chief Physician Executive since December 2021 and held the same role at Legacy EQRx beginning August 2020. Prior to joining Legacy EQRx, Dr. Hedrick acted as an independent hematology and oncology clinical development consultant from 2015 to August 2020, including serving as Chief Advisor to BeiGene, Inc. from March 2017 to August 2020. From 2012 to 2014, he was Chief Medical Officer at Epizyme and prior to that, from 2010 to 2012, Chief Medical Officer at Pharmacyclics. Prior to that, Dr. Hedrick spent almost a decade building out late-stage clinical development and post-marketing programs at Genentech. Prior to joining the pharmaceutical industry, Dr. Hedrick was an attending physician at Memorial Sloan Kettering Cancer Center, and he served as Chief Resident of Internal Medicine at Boston City Hospital. He holds a B.A. from Boston University and earned his M.D. from the University of Maryland School of Medicine.
Jami Rubin has been our Chief Financial Officer since December 2021, and prior thereto was Chief Financial Officer of Legacy EQRx beginning April 2021. Prior to joining Legacy EQRx, from May 2019 to April 2021, Ms. Rubin was a partner at PJT Partners, a global advisory-focused investment bank. Ms. Rubin spent more than 25 years as an equity analyst following the pharmaceutical industry, and was an equity research analyst and then partner at Goldman Sachs, managing the global healthcare research team from 2008 to October 2018. Ms. Rubin has served as a member of the board of directors of Relay Therapeutics, Inc. (Nasdaq: RLAY) since October 2019, and Red Door Community (f/k/a Gilda’s Club NYC) since January 2010. Ms. Rubin holds a B.A. from Vassar College.
Executive Compensation
Overview
We did not provide any compensation to our executive officers prior to completion of the Business Combination. Accordingly, the discussion below focuses on the compensation programs and practices of our operating subsidiary, Legacy EQRx. Historically, Legacy EQRx’s executive compensation program has reflected its growth and development-oriented corporate culture. To date, the compensation of our Chairman and former Chief Executive Officer, our Chief Executive Officer and President and our other executive officers identified in the 2021 Summary Compensation Table below, whom we refer to as the named executive officers, has consisted of a combination of base salary, bonuses and equity incentive compensation in the form of restricted stock awards and stock options. Our named executive officers who are full-time employees, like all other full-time employees, are eligible to participate in our retirement and health and welfare benefit plans.
We evaluate our compensation values and philosophy, and compensation plans and arrangements as circumstances merit. At a minimum, we expect to review executive compensation annually with input from a compensation consultant. As part of this review process, we expect the Board and the Compensation and Talent Development Committee to apply our values and philosophy, while considering the compensation levels needed to ensure our executive compensation program remains competitive. In connection with our executive compensation program, we will also review whether we are meeting our retention objectives and the potential cost of replacing a key employee.
The following table shows the total compensation during the years indicated awarded to or earned by (1) Legacy EQRx’s former principal executive officer, who now serves as our Executive Chairman, (2) our current principal executive officer, and (3) our two next most highly compensated executive officers. Our named executive officers have not earned any nonqualified deferred compensation during the periods presented and accordingly, we have omitted that column from the table.
2021 Summary Compensation Table
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards(1) ($)	Non-Equity Incentive Plan Compensation(2) ($)	All Other Compensation(3) ($)	Total ($)
Alexis Borisy(4) Executive Chairman and Former Chief Executive Officer	2021	514,667	—	3,446,560	343,555	—	4,304,782
	2020	575,000	—	—	396,750	—	971,750
Melanie Nallicheri(5) President and Chief Executive Officer	2021	509,333	—	2,778,121	311,071	11,600	3,610,125
	2020	475,000	—	—	285,000	11,400	771,400
Jami Rubin(6) Chief Financial Officer	2021	304,394	—	3,605,355	175,173		4,084,922
	2020	—	—	—	—	—	—
Eric Hedrick, M.D.(7) Chief Physician Executive	2021	405,000	—	161,773	170,100	—	736,873
	2020	146,250	—	—	61,032	—	207,282

(1)
Represents the aggregate grant date fair value of restricted stock purchased by the named executive officer or options granted to the named executive officer calculated in accordance with ASC 718. See note 10 to our audited consolidated financial statements for the year ended December 31, 2021, included in our Annual Report on Form 10-K for the year ended December 31, 2021 for a discussion of ASC 718. During the year ended December 31, 2021, Ms. Rubin purchased 2.2 million restricted shares at $0.0002 per share. During the year ended December 31, 2020, Ms. Nallicheri purchased 1.1 million restricted shares at the then-current fair market value in February 2020; and Dr. Hedrick purchased 0.6 million restricted shares at the then-current fair market value in August 2020.

(2)
Represents performance-based cash bonuses awarded to our named executive officers. See “Narrative Disclosures to the Summary Compensation Table—Non-Equity Incentive Plan Compensation” below for a description of this compensation.

(3)
Represents 401(k) match paid by us.

(4)
Mr. Borisy served as Legacy EQRx’s Chairman and Chief Executive Officer during 2020 and through August 31, 2021, and became Executive Chairman of Legacy EQRx effective September 1, 2021, and our Executive Chairman effective on the December 17, 2021 closing of the Business Combination (the Closing Date).

(5)
Ms. Nallicheri served as Legacy EQRx’s President and Chief Operating Officer during 2020 and through August 31, 2021, and became President and Chief Executive Officer and joined its board of directors on September 1, 2021, and became our President, Chief Executive Officer and director on the Closing Date.

(6)
Ms. Rubin joined Legacy EQRx in April 2021 and did not earn any compensation in 2020, and became our Chief Financial Officer on the Closing Date. Salary and target bonus amounts are pro-rated for the year ended December 31, 2021.

(7)
Dr. Hedrick joined Legacy EQRx in August 2020 and became our Chief Physician Executive on the Closing Date. Salary and target bonus amounts are pro-rated for the year ended December 31, 2020.

Narrative Disclosures to the Summary Compensation Table
The Board reviews compensation annually for all employees, including our named executive officers. In setting executive base salaries and bonuses and granting equity incentive awards, we consider compensation for comparable positions in the market, historical compensation level of our executives, individual performance as compared to our expectations and objectives, our desire to motivate employees to achieve short- and long-term results that are in the best interests of our stockholders and a long-term commitment to value creation for our company.
2021 Base Salaries
The annual base salaries of our named executive officers are generally determined, approved and reviewed periodically by the Board or Compensation and Talent Development Committee in order to compensate our named executive officers for their satisfactory performance of duties to our company. Annual base salaries are intended to provide a fixed component of compensation to our named executive officers, reflecting their skill sets, experience, roles and responsibilities. Base salaries for our named executive officers have generally been set at levels deemed necessary to attract and retain individuals with superior talent.
Name	2021 Base Salary ($)
Alexis Borisy	360,000(1)
Melanie Nallicheri	550,000(2)
Jami Rubin	410,000
Eric Hedrick	405,000

(1)
Decreased from $575,000, effective September 1, 2021.

(2)
Increased from $475,000, effective September 1, 2021.

Non-Equity Incentive Plan Compensation
Our bonus program is intended to recognize and reward associates for achieving established objectives that are linked to our growth and success, thereby allowing them to share in our performance based on corporate and individual accomplishments.
Name	2021 Bonus Target (%)
Alexis Borisy	55.0(1)
Melanie Nallicheri	55.0(1)
Jami Rubin	40.0
Eric Hedrick	35.0

(1)
Effective September 1, 2021, and pro-rated for the calendar year. Prior thereto, the bonus target was 57.5% for Mr. Borisy and 50.0% for Ms. Nallicheri for 2021.

Our named executive officers earned bonuses as set forth in the Summary Compensation Table. These bonuses were based on specified company and individual performance metrics that were approved by the Legacy EQRx board of directors, and in the case of Ms. Rubin, was prorated based on her employment start date.

Equity Incentive Compensation
Our equity-based incentive awards granted to our named executive officers are designed to align our interests and those of our stockholders with those of our employees and consultants, including our executive officers. We have historically used restricted stock awards and share options as an incentive for long-term compensation to our executive officers.
Stock options allow our executive officers to profit from this form of equity compensation only if our share price increases relative to the stock option’s exercise price, which exercise price is set at the fair market value of our common shares on the date of grant. We may grant equity awards at such times as the Board or the Compensation and Talent Development Committee determines appropriate.
Our executives generally are given the opportunity to acquire restricted stock and/or a grant of stock options in connection with their commencement of employment with us. Additional grants may occur periodically in order to specifically incentivize executives with respect to achieving corporate goals or to reward certain performance. All options are granted with an exercise price that is no less than the fair market value of our common shares on the date of such grant of such award.
The equity-based incentive awards granted to our named executive officers during the year ended December 31, 2021, are reflected in the Outstanding Equity Awards Table.
Outstanding Equity Awards at 2021 Fiscal Year-End
The following table sets forth information concerning outstanding stock awards held by our named executive officers as of December 31, 2021.
	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)
Alexis Borisy	137,157	2,057,342	—	2.68(1)	6/6/2031	—	—	—	—
	—	—	—	—		8,327,326(4)	56,792,363	—	—
Melanie Nallicheri	—	626,999	—	2.21(2)	1/20/2031	—	—	—	—
	78,375	1,175,624	—	2.68(1)	6/6/2031	—	—	—	—
	—	—	—	—	3,747,297(4)	25,556,566	—	—
	—	—	—	—		—	—	555,150(4)	3,786,123
Jami Rubin	—	—	—	—		—	—	940,500(5)	6,414,210
	—	—	—	—		—	—	627,000(6)	4,276,140
Eric Hedrick	—	175,873	—	2.21(2)	1/20/2031	—	—	—	—
	—	—	—	—		—	—	417,998(7)	2,850,746

(1)
Options were granted on June 6, 2021, and vest in 48 equal monthly installments through the fourth anniversary of their respective vesting commencement dates.

(2)
Options were granted on January 20, 2021, and vest as to 25% of the shares underlying the award on the first anniversary of the grant date and the remaining 75% vest in 36 equal monthly installments thereafter through the fourth anniversary of the grant date.

(3)
The market value of the awards was determined using a stock price of $6.82, which was the closing price of our common stock on the Nasdaq on December 31, 2021.

(4)
The restricted shares vest in 48 equal monthly installments through the fourth anniversary of their respective vesting commencement dates.

(5)
The restricted shares vest as to 25% of the shares underlying the award on the first anniversary of Ms. Rubin’s employment start date, and the remaining 75% vest in 36 equal monthly installments thereafter.

(6)
The restricted shares vest 100% if our common stock reaches $15.95 per share following an initial public offering or sale event (as such term is defined in the 2019 Plan) for 60 consecutive trading days within the four-year period following Ms. Rubin’s start date.

(7)
The restricted shares shown for Dr. Hedrick vest as follows: 25% of the shares vest on the first anniversary of Dr. Hedrick’s employment start date, and the remaining 75% vest in 36 equal monthly installments thereafter.

Agreements with Named Executive Officers and Potential Payments Upon Termination of Employment or Change in Control
The material terms of the employment agreements with our named executive officers are described below.
Alexis Borisy. On November 11, 2019, and as amended and restated as of January 10, 2020, Legacy EQRx entered into an employment letter with Alexis Borisy for the position of Chief Executive Officer, pursuant to which Mr. Borisy was entitled to a base salary of $575,000 and an annual target bonus equal to 57.5% of his base salary. In connection with his transition to Executive Chairman in September 2021, Legacy EQRx entered into an amendment to Mr. Borisy’s letter agreement to reduce his salary to $360,000 per year, pro-rated for the 2021 calendar year, along with a reduction in his target bonus percentage to 55% of his base salary, pro-rated for the 2021 calendar year. In December 2021, Mr. Borisy’s base salary was increased to $390,000 effective January 1, 2022. His salary is subject to annual review at the discretion of the Board, and his employment has no specified term and can be terminated at will by either party.
Prior to the amendment and restatement of his letter agreement, Mr. Borisy held two equity grants that he received as a co-founder to purchase an aggregate of 18,810,000 shares of common stock at a purchase price per share equal to fair market value on the date of grant. In connection with amending and restating his letter agreement, Mr. Borisy agreed to amend the terms of his founder grants to subject 15,988,500 of the underlying shares to the acceleration provisions set forth in the Severance Policy (as defined and further described below) and a new time-based vesting schedule. Accordingly, such options now vest in 48 equal monthly installments until January 2024 subject to Mr. Borisy’s continuous employment or other service relationship with EQRx. However, in the event that (i) Mr. Borisy’s employment is terminated without cause (as defined in his letter agreement) and (ii) the Board does not otherwise provide an opportunity for Mr. Borisy to provide continued consulting, advisory, or other services for a period of at least 24 months following such termination, then 3,997,125 of his then-unvested shares (or, if a lesser number, all of his then-unvested shares) will immediately accelerate and become fully nonforfeitable as of the date of such termination. Additionally, in the event that Mr. Borisy’s employment is terminated without cause, or he resigns for good reason in connection with, or within the 12-month period following a change in control (as such term is defined in his letter agreement) (such period the “change in control” period), any then-unvested shares will immediately accelerate and become fully nonforfeitable.
If Mr. Borisy’s employment is terminated without cause or as a result of his resignation for good reason outside of the change in control period, he will be eligible to receive: (i) 12 months of salary at his then-current base salary and his target bonus amount, payable in a lump sum within 60 days of termination, (ii) 12 months’ benefits continuation, (iii) salary earned through date of termination, (iv) any unreimbursed expenses incurred through the date of termination, and (v) all accrued and vested benefits under the employee benefit plans in which he participates in accordance with the terms of such plans.
In the event Mr. Borisy is terminated without cause or he resigns for good reason during the change in control period, he will be eligible to receive: (i) 12 months of salary at his then-current base salary and his target bonus amount, (ii) 12 months’ benefits continuation, (iii) full acceleration of all outstanding stock options and other equity awards then subject to vesting, (iv) salary earned through the date of termination, (v) any unreimbursed expenses incurred through the date of termination, and (vi) all accrued and vested benefits under the employee benefit plans in which Mr. Borisy participates in accordance with the terms of such plans.
Melanie Nallicheri. On November 11, 2019, and as amended and restated as of January 10, 2020, Legacy EQRx entered into an employment agreement with Melanie Nallicheri for the position of President and Chief Operating Officer, pursuant to which Ms. Nallicheri was entitled to a base salary of $475,000 and an annual target bonus equal to 50% of her base salary. In connection with her transition to Chief Executive Officer in September 2021, Legacy EQRx entered into an amendment to Ms. Nallicheri’s letter agreement to increase her salary to $550,000 per year, pro-rated for the 2021 calendar year, and to increase her target bonus percentage to 55% of her base salary, pro-rated for the 2021 calendar year. In December 2021, Ms. Nallicheri’s base salary was increased to $600,000 effective January 1, 2022. Her salary is subject to an annual review and increase, but not decrease, within the sole discretion of the Board. Ms. Nallicheri’s employment has no specified term and can be terminated at will by either party.
Prior to the amendment and restatement of her agreement, Ms. Nallicheri held 8,464,500 restricted shares of common stock that she was granted as a co-founder and purchased at a price per share equal to fair market value of common stock on the date of grant. In connection with amending and restating her agreement, Ms. Nallicheri agreed to amend the terms of her founder shares to subject 7,194,825 shares to the acceleration provisions set forth in the Severance Policy and new time-based vesting schedule. Accordingly, these 7,194,825 restricted shares now vest in 48 equal monthly installments until January 10, 2024, subject to Ms. Nallicheri’s continuous employment or other service relationship with EQRx on each applicable vesting date. Additionally, Ms. Nallicheri was eligible to receive an additional equity grant to purchase 1,065,900 shares of common stock at a purchase price per share equal to fair market value of common stock subject to time-based vesting and the acceleration provisions of the Severance Policy, which were granted to her in February 2020.
If Ms. Nallicheri’s employment is terminated without cause or as a result of her resignation for good reason outside of the change in control period, she will be eligible to receive: (i) 12 months of salary at her then-current base salary and her target bonus amount, payable in a lump sum within 60 days of termination, (ii) 12 months’ benefits continuation, (iii) salary earned through date of termination, (iv) any unreimbursed expenses incurred through the date of termination, and (v) all accrued and vested benefits under the employee benefit plans in which Ms. Nallicheri participates in accordance with the terms of such plans.
In the event Ms. Nallicheri is terminated without cause or resigns for good reason during the change in control period, she will be eligible to receive: (i) 12 months of salary at her then-current base salary and her target bonus amount, (ii) 12 months’ benefits continuation, (iii) full acceleration of all outstanding stock options and other equity awards then subject to vesting, (iv) salary earned through the date of termination, (v) any unreimbursed expenses incurred through the date of termination, and (vi) all accrued and vested benefits under the employee benefit plans in which she participates in accordance with the terms of such plans.
Jami Rubin. On March 8, 2021, Legacy EQRx entered into an employment letter with Jami Rubin for the position of Chief Financial Officer pursuant to which Ms. Rubin was entitled to a base salary of $410,000 and an annual target bonus equal to 40% of her base salary. In December 2021, Ms. Rubin’s base salary was increased to $449,000 effective January 1, 2022. Her salary is subject to annual review at the discretion of the Board. Ms. Rubin’s employment has no specified term and can be terminated at will by either party.
Pursuant to the terms of her letter agreement, Ms. Rubin was eligible to receive an equity grant to purchase 2,194,500 shares of common stock in the form of either restricted stock or stock options. Ms. Rubin chose to receive her award in the form of restricted stock and acquired such shares in April 2021 in connection with her commencement of employment. The restricted stock is subject to the acceleration provisions of the Severance Policy and the following time-based and performance-based vesting conditions:
•
940,500 vest 25% on the first anniversary of the date of grant and in 36 monthly installments thereafter subject to Ms. Rubin’s continued employment or service relationship with EQRx;

•
627,000 vest if Ms. Rubin’s employment or service relationship remains continuous through the consummation of a bona fide financing transaction with a purchase price per share of at least $6.38 and results in proceeds to EQRx of $800,000,000 that occurs within the 18-month period, or performance period, following Ms. Rubin’s start date, or the finance condition; and

•
627,000 vest if Ms. Rubin’s employment or service relationship remains continuous through the date that EQRx’s common stock reaches $15.95 per share following an initial public offering or sale event (as such term is defined in the 2019 Plan) for 60 consecutive trading days within the four-year period following Ms. Rubin’s start date.

Notwithstanding the foregoing, a ratable declining percentage (computed daily) of the 627,000-tranche subject to the finance condition will remain eligible to vest within the 180-day period following the performance period with 50% of the award vesting if such finance condition is reached on the 180th day following the performance period.
If Ms. Rubin’s employment is terminated without cause or as a result of her resignation for good reason outside of the change in control period, she will be eligible to receive: (i) 12 months of salary at her then-current base salary and her target bonus amount, payable in a lump sum within 60 days of termination, (ii) 12 months’ benefits continuation, (iii) salary earned through the date of termination, (iv) any unreimbursed expenses incurred through the date of termination, and (v) all accrued and vested benefits under the employee benefit plans in which she participates in accordance with the terms of such plans.
In the event Ms. Rubin is terminated without cause or resigns for good reason during the change in control period, she will be eligible to receive: (i) 12 months of salary at her then-current base salary and her target bonus amount, (ii) 12 months’ benefits continuation, (iii) full acceleration of all outstanding stock options and other equity awards then subject to vesting, (iv) salary earned through date of termination, (v) any unreimbursed expenses incurred through the date of termination, and (vi) all accrued and vested benefits under the employee benefit plans in which she participates in accordance with the terms of such plans.
Eric Hedrick. In June 2020, Legacy EQRx entered into a letter agreement with Eric Hedrick to provide advisor services. On August 17, 2021, Dr. Hedrick transitioned from an advisor to the role of Chief Physician Executive. Pursuant to the employment letter, Dr. Hedrick was entitled to a base salary of $390,000 and an annual target bonus equal to 35% of his base salary. His salary is subject to annual review at the discretion of the Board. In December 2021, Dr. Hedrick’s base salary was increased to $437,000 and his annual target bonus was increased to 40% of his base salary, effective January 1, 2022. Dr. Hedrick’s employment has no specified term and can be terminated at will by either party.
Pursuant to the terms of his letter agreement, Dr. Hedrick was eligible to receive an equity grant to purchase 627,000 shares of common stock in the form of either restricted stock or stock options at a purchase price or exercise price per share equal to fair market value of common stock. Dr. Hedrick chose to receive his award in the form of restricted stock. Such equity grant is subject to vesting commencing on the employment start date with 25% vesting on the first anniversary of such date, and the remainder vesting in 36 equal monthly installments thereafter, subject to Dr. Hedrick’s continued employment or service relationship with EQRx.
Dr. Hedrick is eligible to participate in benefits programs currently offered by EQRx. He is subject to the same terms, conditions and limitations applicable to our other employees of similar rank and tenure.
Other Elements of Compensation
Health and Welfare Plans
During their employment, our named executive officers are eligible to participate in our employee benefit plans and programs, including medical and dental benefits, life insurance and disability benefits, to the same extent as our other full-time employees, subject to the terms and eligibility requirements of those plans.

Retirement Plan
We sponsor a 401(k) retirement and savings plan (the 401(k) Plan) covering all employees. The 401(k) Plan allows employees to make pre-tax or post tax contributions up to the maximum allowable amount set by the IRS. Under the 401(k) Plan, we may make discretionary contributions as approved by the Board. Our executive officers are eligible to participate in the 401(k) plan on the same terms as other full-time employees.
Severance and Change in Control Policy
The Board has adopted a Severance and Change in Control Policy (the Severance Policy), pursuant to which our executive officers and certain other key employees are eligible to receive severance benefits. The Severance Policy will be in lieu of any other severance payments and benefits to which such key employee would otherwise be eligible, unless the key employee is party to any agreement or other arrangement that provides for greater benefits in the aggregate other than those set forth therein. All officers in the role of senior vice president or higher are eligible participants.
In the event of a “qualified termination” of the employment of an eligible employee, which generally includes a termination of employment by the employee by us for a reason other than “cause” or his or her resignation for “good reason” (as such terms are defined in the Severance Policy), that occurs outside the change in control period (as described below), then the eligible employee will be entitled to the following payments and benefits, or the Severance Benefits:
•
an amount equal to the sum of (i) 12 months of the eligible employee’s base salary as in effect immediately prior to their qualified termination of employment and (ii) such employee’s target bonus in the year of such termination; and

•
up to 12 months of company-paid continued health coverage under the Consolidated Omnibus Reconciliation Act of 1985 as amended (COBRA).

If such qualified termination occurs within the period beginning immediately prior to a “change in control” (as defined in the Severance Policy) and ending 12 months following such “change in control,” then the eligible employee will be entitled to the Severance Benefits and 100% accelerated vesting of all then-outstanding equity awards. Eligible participants who are not members of the senior leadership team are entitled to (i) an amount equal to the sum of nine months of base salary and 0.75x his or her target bonus in the year of such termination and (ii) up to nine months of continued health coverage under COBRA.
The receipt of the payments and benefits provided for under the Severance Policy described above is conditioned on the eligible employee signing and not revoking a separation and release of claims agreement, such release becoming effective and irrevocable no later than the 60th day following the eligible employee’s involuntary termination of employment and continued compliance with all applicable restrictive covenants that he or she is bound by us or any successor.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
Other than the compensation agreements and the transactions described below, since our inception, there has not been and there is not currently proposed, any transaction or series of similar transactions
•
to which we were, or will be, a participant;

•
in which the amount involved exceeded, or will exceed the lesser of (i) $120,000 and (ii) 1% of the average of our total assets at year-end for the last two completed fiscal years; and

•
in which any director, executive officer, holder of 5% or more of any class of our capital stock or any member of the immediate family of, or entities affiliated with, any of the foregoing persons, had, or will have, a direct or indirect material interest.

Upon the closing of the Business Combination, agreements of Legacy EQRx were assumed by EQRx.
Certain Relationships and Related Person Transactions − CMLS III
Founder Shares
On February 4, 2021, CMLS Holdings III LLC (Sponsor) paid $25,000, or approximately $0.002 per share, to cover certain offering costs in consideration for 11,500,000 CMLS III Class B common stock, par value $0.0001 (Founder Shares), which Founder Shares became Class A common stock in connection with the closing of the Business Combination and were reclassified as Common Stock. In February 2021, the Sponsor transferred 25,000 Founder Shares to each of Mr. Henry, Mr. Owusu-Kesse, Mr. Robins and Dr. Robins, each of whom was then serving as a Director. On April 6, 2021, CMLS III effected a 1:1.2 stock split of the Class B common stock, resulting in the Sponsor holding an aggregate of 13,700,000 Founder Shares and there being an aggregate of 13,800,000 Founder Shares outstanding, including up to 1,800,000 Founder Shares subject to forfeiture by the Sponsor depending on the extent to which the underwriters’ over-allotment option was exercised. As a result of the underwriters’ election to fully exercise their over-allotment option on April 9, 2021, none of the Founder Shares were forfeited. In August of 2021, 200,000 Founder Shares were subsequently transferred to Dr. Abernethy, resulting in the Sponsor holding 13,500,000 Founder Shares and there being an aggregate of 13,800,000 Founder Shares outstanding.
Private Warrants
The Sponsor and CMLS III’s independent directors purchased an aggregate of 8,693,333 private warrants at a price of $1.50 per warrant, for an aggregate purchase price of approximately $13,040,000. The Sponsor purchased 8,110,001 warrants and each of Mr. Henry, Mr. Robins and Dr. Robins (and/or one or more entities controlled by them) purchased 166,666 private warrants and Mr. Owusu-Kesse (and/or one or more entities controlled by him) purchased 83,334 private warrants. The private warrants are identical to the warrants sold in the initial public offering of CMLS III (the IPO) except that the private warrants, so long as they are held by the Sponsor or its permitted transferees, (i) will not be redeemable (except in certain circumstances as described herein), (ii) may not (including the Common Stock issuable upon exercise of these warrants), subject to certain limited exceptions, were not able to be transferred, assigned or sold by the holders until 30 days after the completion of our initial business combination, (iii) may be exercised by the holders on a cashless basis and (iv) will be entitled to certain registration rights.
If the private warrants are held by holders other than the Sponsor or its permitted transferees, the private warrants will be redeemable and exercisable by the holders on the same basis as the public warrants.
Registration Rights
The holders of the Founder Shares, private warrants (and any shares of Common Stock issuable upon the exercise of the private warrants), and securities that may be issued upon conversion of working capital loans are entitled to registration rights pursuant to a registration Rights Agreement signed April 6, 2021, which was amended and restated at the closing of the Business Combination, which requires us to register such securities for resale. Pursuant to the Amended and Restated Registration Rights Agreement, we filed with the SEC a shelf registration statement for an offering to be made on a continuous basis from time to time with respect to the resale of the registrable shares under the Amended and Restated Registration Rights Agreement.
In addition, pursuant to the terms of the Amended and Restated Registration Rights Agreement and subject to certain requirements and customary conditions, including with regard to the number of demand rights that may be exercised, the rights holders may demand at any time or from time to time, that we file a registration statement on Form S-1 or Form S-3 to register certain shares of Common Stock held by such rights holders. The Amended and Restated Registration Rights Agreement also provides the rights holders with “piggy-back” registration rights, subject to certain requirements and customary conditions. We will bear the expenses incurred in connection with the filing of any such registration statements.
Promissory Note - Related Party
On February 4, 2021, the Sponsor agreed to loan CMLS III up to $300,000 to be used for a portion of the expenses of the IPO pursuant to a promissory note (the Note). This loan was non-interest bearing, unsecured and payable on the earlier of June 30, 2021, or the completion of the IPO. As of February 4, 2021, CMLS III had no borrowings under the Note. Subsequent to February 4, 2021, CMLS III borrowed approximately $200,000 under the Note. The loan was repaid upon the closing of the IPO out of the offering proceeds.
Working Capital Loans
In addition, in order to finance transaction costs in connection with an intended business combination, the Sponsor or an affiliate of the Sponsor, or certain of CMLS III’s officers and directors could have, but were not obligated to, loan CMLS III funds as may be required (Working Capital Loans). CMLS III would repay the Working Capital Loans, if any, upon completion of the initial business combination. In the event that the initial business combination did not close, CMLS III would have used a portion of the working capital held outside of the trust account in which it held the net proceeds from its initial public offering (the Trust Account) to repay the Working Capital Loans but no proceeds from the Trust Account would have been used to repay the Working Capital Loans. Up to $1,500,000 of such Working Capital Loans was convertible into private warrants at a price of $1.50 per warrant at the option of the lender. Such warrants would have been identical to the private warrants. As of the Closing Date, CMLS III had no borrowings under the Working Capital Loans.
Underwriting Agreement
The underwriter was entitled to a deferred fee of $ 0.35 per Unit, or $19,320,000 in the aggregate. The deferred fee became payable to the underwriter from the amounts held in the Trust Account solely upon completion of the Business Combination, subject to the terms of the underwriting agreement. Accordingly, we paid such fees on the Closing Date.
Forward Purchase Agreement
CMLS III entered into separate forward purchase agreements with affiliates of the Sponsor, Casdin Capital, LLC (Casdin) and Corvex Management LP (Corvex), in their capacities as investment advisors on behalf of one or more investment funds, clients or accounts managed by each of Casdin and Corvex, respectively (collectively, their Clients), pursuant to which they agreed to cause the Clients to purchase from CMLS III 15,000,000 shares of common stock (the Forward Purchase Shares), for $10.00 per Forward Purchase Share, or an aggregate amount of $ 150,000,000, in a private placement that was to have closed concurrently with the closing of the Business Combination. The amount of Forward Purchase Shares sold pursuant to the forward purchase agreements would have been determined in CMLS III’s discretion based on CMLS III’s need for additional capital to consummate a Business Combination. Under each forward purchase agreement, CMLS III was required to approach Casdin and Corvex if it proposed to raise additional capital by issuing any equity, or securities convertible into, exchangeable or exercisable for equity securities in connection with a Business Combination. The respective obligations of Casdin and Corvex to purchase Forward Purchase Shares was, among other things, conditioned on CMLS III completing a Business Combination with a company engaged in a business that was within the investment objectives of the Clients purchasing Forward Purchase Shares and on the Business Combination (including the target assets or business, and the terms of the Business Combination) being reasonably acceptable to such Clients as determined by Casdin or Corvex, as relevant, as investment advisors on behalf of such Clients.
Each of Casdin and Corvex had the right to transfer a portion of its purchase obligation under its forward purchase agreement to third parties, subject to compliance with applicable securities laws. To the extent that CMLS III obtained alternative financing to fund the initial Business Combination and the Clients participated in such financing, the aggregate commitment under the forward purchase agreement was to be reduced by the amount of such alternative financing. The Clients (directly or through one or more affiliates) agreed to purchase an aggregate of 10,250,000 shares of Class A common stock in the PIPE Investment (defined below), which satisfied the obligations of Casdin and Corvex under the forward purchase agreements. As a result, CMLS III, Casdin and Corvex agreed to terminate the obligations under the forward purchase agreements, contingent upon the Closing.
Subscription Agreement
In connection with the Business Combination, CMLS III entered into subscription agreements with certain institutional investors (the PIPE Investors), pursuant to which, among other things, CMLS III issued and sold to the PIPE Investors, in private placements closed concurrently with the Closing, an aggregate of 120,000,000 shares of common stock at $10.00 per share, for an aggregate purchase price of $1,200,000,000 (the PIPE Investment). The obligations to consummate the subscriptions were conditioned upon, among other things, customary closing conditions and the consummation of the transactions contemplated by the Merger Agreement.
Certain Relationships and Related Person Transactions − Legacy EQRx
Eli Casdin
Eli Casdin, who served as a director on Legacy EQRx’s board of directors from January 2020 through the Business Combination, served as the Chief Executive Officer of CMLS III until the closing of the Business Combination, and served on the Board since formation. Additionally, Eli Casdin is a beneficial owner of the Sponsor because Sponsor is controlled by C-LSH III LLC, an entity affiliated with Eli Casdin. As a result, Mr. Casdin is a related party.
Convertible Promissory Note Financing
On October 2, 2019, Legacy EQRx entered into a note purchase agreement, pursuant to which it sold an aggregate $22.0 million of convertible promissory notes, including to the following related parties:
•
GV 2019, L.P., an affiliate of Krishna Yeshwant, a director on the board of Legacy EQRx, a convertible promissory note, in the principal amount of $5.0 million, which was later converted into a total of 6,321,033 shares of Legacy EQRx’s Series A preferred stock on January 10, 2020, as described below;

•
ARCH Venture Fund X, L.P., an affiliate of Paul Berns, a director on the board of Legacy EQRx, a convertible promissory note, in the principal amount of $2.5 million, which was later converted into a total of 3,160,517 shares of Legacy EQRx’s Series A preferred stock on January 10, 2020, as described below;

•
ARCH Venture Fund X Overage, L.P., an affiliate of Paul Berns, a director on the board of Legacy EQRx, a convertible promissory note, in the principal amount of $2.5 million, which was later converted into a total of 3,160,516 shares of Legacy EQRx’s Series A preferred stock on January 10, 2020, as described below;

•
AH Bio Fund II, L.P., as nominee, an affiliate of Jorge Conde, a director on the board of Legacy EQRx, a convertible promissory note, in the principal amount of $5.0 million, which was later converted into a total of 6,321,033 shares of Legacy EQRx’s Series A preferred stock on January 10, 2020, as described below;

•
Casdin Partners Master Fund, L.P., an affiliate of Eli Casdin, a director on the board of Legacy EQRx and former Chief Executive Officer of CMLS III and member of the Board, a convertible promissory note, in the principal amount of $4.0 million, which was later converted into a total of 5,056,826 shares of Legacy EQRx’s Series A preferred stock on January 10, 2020, as described below; and

•
Casdin Venture Opportunities Fund, L.P., an affiliate of Eli Casdin, a director on the board of Legacy EQRx and former Chief Executive Officer of CMLS III and member of the Board, a convertible promissory note, in the principal amount of $1.0 million, which was later converted into a total of 1,264,207 shares of Legacy EQRx’s Series A preferred stock on January 10, 2020, as described below.

Equity Financings
Series A Convertible Preferred Stock
On January 10, 2020, Legacy EQRx entered into a Series A preferred stock purchase agreement with a number of accredited investors, pursuant to which Legacy EQRx sold an aggregate 262,070,014 shares of Legacy EQRx’s Series A preferred stock and 12,000,000 shares of Legacy EQRx’s common stock for $218.0 million in cash and conversion of $22.0 million of outstanding convertible notes issued October 2019, or $0.9306 per share, including to the following related parties:
•
GV 2019, L.P., an affiliate of Krishna Yeshwant, a director on the board of Legacy EQRx, 49,304,055 shares of Legacy EQRx’s Series A preferred stock and 6,000,000 shares of Legacy EQRx’s common stock for $45.0 million, $5.0 million of which was paid via conversion of its then-outstanding convertible promissory notes;

•
ARCH Venture Fund X, L.P., an affiliate of Paul Berns, a director on the board of Legacy EQRx, 24,652,028 shares of Legacy EQRx’s Series A preferred stock and 2,500,000 shares of Legacy EQRx’s common stock for $22.5 million, $2.5 million of which was paid via conversion of its then-outstanding convertible promissory notes;

•
Paul Berns, a director on the board of Legacy EQRx, an aggregate of 1,000,000 shares of Legacy EQRx’s common stock for $100 in cash;

•
ARCH Venture Fund X Overage, L.P., an affiliate of Paul Berns, a director on the board of Legacy EQRx, 24,652,027 shares of Legacy EQRx’s Series A preferred stock and 2,500,000 shares of Legacy EQRx’s common stock for $22.5 million, $2.5 million of which was paid via conversion of its then-outstanding convertible promissory notes;

•
AH Bio Fund II, L.P., as nominee, an affiliate of Jorge Conde, a director on the board of Legacy EQRx, 27,812,544 shares of EQRx’s Series A preferred stock for $25.0 million, $5.0 million of which was paid via conversion of its then-outstanding convertible promissory notes;

•
AH Bio Fund III, L.P., as nominee, an affiliate of Jorge Conde, a director on the board of Legacy EQRx, 21,491,511 shares of Legacy EQRx’s Series A preferred stock for $20.0 million;

•
Casdin Partners Master Fund, L.P., an affiliate of Eli Casdin, a director on the board of Legacy EQRx and former Chief Executive Officer of CMLS III and member of the Board, 27,085,625 shares of Legacy EQRx’s Series A preferred stock for $24.5 million, $4.0 million of which was paid via conversion of its then-outstanding convertible promissory notes; and

•
Casdin Venture Opportunities Fund, L.P., an affiliate of Eli Casdin, a director on the board of Legacy EQRx, former Chief Executive Officer of CMLS III and member of the Board, 6,099,797 shares of Legacy EQRx’s Series A preferred stock for $5.5 million, $1.0 million of which was paid via conversion of its then-outstanding convertible promissory notes.

All such Legacy EQRx Series A preferred stock became Common Stock in accordance with the Merger Agreement at the Closing Date of the Business Combination, and there is no longer any such preferred stock outstanding.
Series B Convertible Preferred Stock
On November 2, 2020, Legacy EQRx entered into the Series B preferred stock purchase agreement with a number of accredited investors, pursuant to which Legacy EQRx sold an aggregate 207,394,482 shares of Legacy EQRx’s Series B preferred stock for approximately $568.7 million in cash, or $2.7419 per share, including to the following related parties:
•
GV 2019, L.P., an affiliate of Krishna Yeshwant, a director on the board of Legacy EQRx, 20,059,083 shares of Legacy EQRx’s Series B preferred stock for $55.0 million in cash;

•
ARCH Venture Fund X, L.P., an affiliate of Paul Berns, a director on the board of Legacy EQRx, 1,823,553 shares of Legacy EQRx’s Series B preferred stock for $5.0 million in cash;

•
ARCH Venture Fund X Overage, L.P., an affiliate of Paul Berns, a director on the board of Legacy EQRx, 1,823,553 shares of Legacy EQRx’s Series B preferred stock for $5.0 million in cash;

•
AH Bio Fund III, L.P., as nominee, an affiliate of Jorge Conde, a director on the board of Legacy EQRx, 9,117,765 shares of Legacy EQRx’s Series B preferred stock for $25.0 million in cash;

•
Andreessen Horowitz LSV Fund I, L.P., for itself and as nominee for Andreessen Horowitz LSV Fund I-B, L.P. and Andreessen Horowitz LSV Fund I-Q, L.P., an affiliate of Jorge Conde, a director on the board of Legacy EQRx, 18,235,530 shares of Legacy EQRx’s Series B preferred stock for $50.0 million in cash;

•
Casdin Partners Master Fund, L.P., an affiliate of Eli Casdin, a director on the board of Legacy EQRx and former Chief Executive Officer of CMLS III and member of the Board, 13,129,581 shares of Legacy EQRx’s Series B preferred stock for $36.0 million in cash; and

•
Casdin Private Growth Equity Fund, L.P., an affiliate of Eli Casdin, a director on the board of Legacy EQRx and former Chief Executive Officer of CMLS III and member of the Board, 8,753,054 shares of Legacy EQRx’s Series B preferred stock for $24.0 million in cash.

All such Legacy EQRx Series B preferred stock became Common Stock in accordance with the Merger Agreement at the Closing Date of the Business Combination and there is no longer an such preferred stock outstanding.
Founder Shares
On December 5, 2019, Legacy EQRx issued 30,000,000 shares of restricted common stock to Alexis Borisy, former Chief Executive Officer and director of Legacy EQRx and current Executive Chairman and 13,500,000 shares of restricted common stock to Melanie Nallicheri, a current member of the Board and Chief Executive Officer, and former Chief Operating Officer and director of Legacy EQRx. On January 10, 2020, concurrent with the Legacy EQRx Series A preferred stock financing, Mr. Borisy and Ms. Nallicheri entered into amended and restated employment agreements and agreed to subject such shares (25,500,000 for Mr. Borisy and 11,475,000 for Ms. Nallicheri) to vesting and certain other transfer restrictions. All such Legacy EQRx founder shares became shares of Common Stock at the Closing Date of the Business Combination.
Indemnification Agreements
We have entered into indemnification agreements with our directors and executive officers. These agreements require us to indemnify these individuals for certain expenses (including attorneys’ fees), judgments, fines and settlement amounts reasonably incurred by such person in any action or proceeding, including any action by or in our right, on account of any services undertaken by such person on behalf of us or that person’s status as a member of the Board to the maximum extent allowed under Delaware law.
Lock-up Agreements
In connection with the execution of the Merger Agreement, CMLS III entered into a Stockholder Lock-Up Agreement with several Legacy EQRx stockholders. Pursuant to such Stockholder Lock-Up Agreement, each such stockholder agreed, from the Closing Date until the earliest of (a) the date that is 180 calendar days from the Closing Date, and (b) the date following the Closing Date on which we complete a liquidation, merger, stock exchange or other similar transaction that results in all of our stockholders having the right to exchange their shares of our capital stock for cash, securities or other property; not to (i) sell, offer to sell, contract or agree to sell, hypothecate pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, with respect to Common Stock issued to such stockholder pursuant to the Merger Agreement (such shares of Common Stock, the “Lock-up Shares”), (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of the Lock-up Shares, in cash or otherwise, or (iii) publicly announce any intention to effect any transaction specified in clause (i) or (ii).
Policies for Approval of Related Party Transactions
We have adopted a written related person transaction policy that sets forth the following policies and procedures for the review and approval or ratification of related person transactions.
A “Related Person Transaction” is any transaction involving over $ 120,000 in which we are a participant, and a Related Person has a direct or indirect material interest; provided, however, that if we are a “smaller reporting company” such threshold shall be the lesser of (x) $120,000 and (y) 1% of the average of our total assets at year-end for the last two completed fiscal years.
A “Related Person” means:
•
any director or executive officer of EQRx;

•
any director nominee;

•
any security holder known by us to beneficially own more than 5% of any class of our voting securities, and

•
any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, daughter-in-law, brother-in-law or sister-in-law of a director, officer or a beneficial owner of more than 5% of our voting stock, and any person (other than a tenant or employee) sharing the household of such director, officer or beneficial owner of more than 5% of our voting stock.

We designed these policies and procedures to minimize potential conflicts of interest arising from any dealings we may have with our affiliates and to provide appropriate procedures for the disclosure of any real or potential conflicts of interest that may exist from time to time. Specifically, pursuant to its charter, the Audit Committee of the Board of Directors has responsibility to review related party transactions.

HOUSEHOLDING
Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our documents, including the annual report to stockholders and Proxy Statement, may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you upon written or oral request to EQRx, Inc., 50 Hampshire Street, Cambridge, MA, 02139, Attention: Corporate Secretary, telephone: +1 (617) 315-2255. If you want to receive separate copies of the proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.
STOCKHOLDER PROPOSALS
A stockholder who would like to have a proposal considered for inclusion in our 2023 proxy statement must submit the proposal in accordance with the procedures outlined in Rule 14a-8 of the Exchange Act so that it is received by us no later than April 14, 2023. However, if the date of the 2023 Annual Meeting of Stockholders is changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and send our proxy statement for the 2023 Annual Meeting of Stockholders. SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. Stockholder proposals should be addressed to EQRx, Inc., 50 Hampshire Street, Cambridge, MA, 02139, Attention: Corporate Secretary.
If a stockholder wishes to propose a nomination of persons for election to the Board or present a proposal at an annual meeting but does not wish to have the proposal considered for inclusion in our proxy statement and proxy card, our bylaws establish an advance notice procedure for such nominations and proposals. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the Board or by a stockholder of record on the record date for the meeting, who is entitled to vote at the meeting and who has delivered timely notice in proper form to our Corporate Secretary of the stockholder’s intention to bring such business before the meeting.
The required notice must be in writing and received by our Corporate Secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from the anniversary of the preceding year’s annual meeting, or if there was no annual meeting in such preceding year, a stockholder’s notice must be so received no later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the 10th day following the day on which public announcement of the date of such annual meeting was first made, whichever first occurs. For stockholder proposals to be brought before the 2023 Annual Meeting of Stockholders, the required notice must be received by our Corporate Secretary at our principal executive offices no earlier than June 2, 2023, and no later than July 2, 2023. Stockholder proposals and the required notice should be addressed to EQRx, Inc., 50 Hampshire Street, Cambridge, MA, 02139, Attention: Corporate Secretary.

OTHER MATTERS
The Board does not know of any other matters to be brought before the Annual Meeting. If any other matters not mentioned in this Proxy Statement are properly brought before the meeting, the individuals named in the enclosed proxy intend to use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.
By order of the Board of Directors,
/s/ Melanie Nallicheri
Melanie Nallicheri
President and Chief Executive Officer
August 12, 2022
A copy of our Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2021, is available without charge upon written request to: EQRx, Inc., 50 Hampshire Street, Cambridge, MA 02139, Attention: Corporate Secretary.

SCAN TOVIEW MATERIALS & VOTE EQRX, INC.50 HAMPSHIRE STREETCAMBRIDGE, MA 02139UNITED STATES VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on September 29, 2022. Have your proxy card in hand whenyou access the web site and follow the instructions to obtain your records and to create anelectronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/EQRX2022You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by11:59 p.m. Eastern Time on September 29, 2022. Have your proxy card in hand when youcall and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope wehave provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,Edgewood, NY 11717.TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:D90026-P79020KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYEQRX, INC. The Board of Directors recommends you vote FOR thefollowing: 1. Election of three class I directors to serve until the 2025annual meeting of stockholders.Nominees:For Withhold1a. Paul Berns1b. Jorge Conde1c. Sandra HorningThe Board of Directors recommends you vote FOR the following proposal: For Against Abstain2. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2022. NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor,administrator, or other fiduciary, please give full title as such. Joint owners should each signpersonally. All holders must sign. If a corporation or partnership, please sign in full corporateor partnership name by authorized officer.Signature [PLEASE SIGN WITHIN BOX] DateSignature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

D90027-P79020

EQRX, INC.
Annual Meeting of Stockholders
September 30, 2022 8:00 AM
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Melanie Nallicheri and Jami Rubin, and each of them, as proxies, with full power of substitution, and hereby authorize(s) each of them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of EQRX, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 08:00 AM, EDT on September 30, 2022, virtually at www.virtualshareholdermeeting.com/EQRX2022, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side